UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ASP Isotopes Inc.
(Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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601 Pennsylvania Avenue NW

South Building, Suite 900

Washington, DC 20004

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

Dear Stockholder:

The Annual Meeting of Stockholders (the “Annual Meeting”) of ASP Isotopes Inc. (the “Company”) will be held on Wednesday, November 20, 2024, at 10:00 a.m., Eastern time.  The Annual Meeting will be held in a virtual format via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://web.lumiconnect.com/253072518. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.

The Annual Meeting will take place for the following purposes:

1.	To elect two directors to serve as Class II directors for a three-year term to expire at the 2027 annual meeting of stockholders;

2.	To consider and vote upon the approval of the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended;

3.	To consider and vote upon the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

4.	To transact such other business as may be properly brought before the annual meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on September 23, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Your vote is important. Whether or not you expect to attend the Annual Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the proxy statement accompanying this notice. If you plan to attend our Annual Meeting and wish to vote your shares at the meeting, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Paul E. Mann
Chair of the Board

Washington, DC

October 18, 2024

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

This notice of annual meeting and proxy statement and form of proxy are first being distributed on or about October 18, 2024. The proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 can be accessed as of October 18, 2024 by visiting http://www.astproxyportal.com/ast/27081.

601 Pennsylvania Avenue NW, South Building, Suite 900

Washington, DC 20004

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, November 20, 2024

The board of directors of ASP Isotopes Inc. (the “Company” or “ASPI”) is soliciting proxies for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, November 20, 2024, at 10:00 a.m., Eastern time, and any postponements or adjournments thereof. The Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://web.lumiconnect.com/253072518. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We have furnished these proxy materials to you because our board of directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete and submit your proxy via phone or the Internet in accordance with the instructions provided on the Notice, or, if you requested a printed copy of the proxy materials, complete, sign and return the enclosed proxy card, or vote by phone or internet in accordance with the instructions on the proxy card.

We intend to begin mailing our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) on or about October 18, 2024 to all stockholders of record as of September 23, 2024 (the “Record Date”). Our 2024 proxy materials and our 2023 Annual Report are also accessible at: http://www.astproxyportal.com/ast/27081.  Only stockholders who owned our common stock on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 68,409,116 shares of our common stock outstanding. Common stock is our only class of stock entitled to vote.

Why is the meeting being held virtually this year?

We believe that a virtual meeting will provide expanded stockholder access and participation, as well as improved communications. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting https://web.lumiconnect.com/253072518 and using the 11-digit control number included on your proxy card or on your vote instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.

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What am I voting on?

There are two proposals scheduled for a vote:

Proposal 1 :	To elect two directors to serve as Class II directors for a three-year term.

Proposal 2 :	To consider and vote upon the approval of the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended.

Proposal 3 :	To consider and vote upon the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2024.

How many votes do I have?

Each share of our common stock that you own as of September 23, 2024, entitles you to one vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Trust Company, LLC (“Equiniti”) (formerly American Stock Transfer & Trust Company, LLC), you are considered a stockholder of record with respect to those shares and our proxy materials have been made available to you directly by us. If your shares are held in a stock brokerage account, by a bank, broker, or other agent, you are considered the beneficial owner of shares held in street name and our proxy materials are being forwarded to you by your bank, broker, or other agent that is considered the owner of record of those shares. As the beneficial owner, you have the right to instruct your bank, broker, or other agent on how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other nominee.

How do I vote by proxy?

With respect to the election of Class II directors, you may either vote “For” or you may “Withhold” your vote for any nominee you specify. With respect to the approval of the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended, and the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

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Via the Internet: You may vote at www.voteproxy.com, 24 hours a day, seven days a week by following the Internet voting instructions on your Notice, or, if you received a printed copy of the proxy materials, the instructions on your proxy card.

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By Telephone: You may vote using a touch-tone telephone by calling 1-800-776-9437, 24 hours a day, seven days a week by following the telephone voting instructions on your Notice, or, if you received a printed copy of the proxy materials, the instructions on your proxy card.

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At the Meeting: To vote by “virtually” attending the Annual Meeting by accessing https://web.lumiconnect.com/253072518 and selecting the button “I have a Control Number.” You will then be directed to a screen where you will enter: (1) the 11-digit control number on the proxy card; and (2) the meeting password “aspi2024”. Please note the meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the annual meeting page (“Meeting Page”) where you can vote, submit written questions and listen to the meeting. If you are a stockholder of record and misplaced your 11-digit control number, please call Equiniti at (800) 937-5449.

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By Mail, if You Requested a Printed Copy of Your Proxy Materials: You may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our board of directors. If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we know of no matters that need to be acted on at the meeting, other than those discussed in this proxy statement.

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Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, and requested a printed copy of the proxy materials, you should have received a voting instruction form and voting instructions with the proxy materials from that organization rather than directly from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If you are a beneficial owner, to vote by “virtually” attending the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank, trustee or other agent included with these proxy materials, or contact that organization to request a proxy form.

May I revoke my proxy?

If you are a stockholder of record, if you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•	you may grant a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the deadline for the applicable method);

•

you may notify our corporate secretary in writing before the Annual Meeting that you have revoked your proxy by mailing a written notice of revocation to the attention of Corporate Secretary, ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004; or

•	you may vote in person at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.

If you own your shares in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person at the meeting.

Can I attend and vote at the virtual meeting?

Record Holders: If you were a stockholder of record as of the close of business on September 23, 2024 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Equiniti Trust Company, LLC (“Equiniti”) (formerly, American Stock Transfer & Trust Company, LLC)), you can attend the annual meeting by accessing https://web.lumiconnect.com/253072518 and selecting the button “I have a Control Number.” You will then be directed to a screen where you will enter: (1) the 11-digit control number on the proxy card; and (2) the meeting password “aspi2024”. Please note the meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the annual meeting page (“Meeting Page”) where you can vote, submit written questions and listen to the meeting. If you are a stockholder of record and misplaced your 11-digit control number, please call Equiniti at (800) 937-5449.

Beneficial Owners: If you were a beneficial owner as of the close of business on September 23, 2024 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), you must register in advance to attend the annual meeting. To register, please obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to Equiniti to receive an 11-digit control number that may be used to access the annual meeting site provided above. Any control number that was provided with your proxy materials, likely a 16-digit number, will not provide access to the annual meeting site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by Equiniti no later than 5 p.m., ET, on November 15, 2024. All such requests should be submitted (1) by email to helpAST@equiniti.com, (2) by facsimile to (718) 765-8730, or (3) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 48 Wall Street, Floor 23, New York, NY 10005. Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from Equiniti, please follow the steps set forth above for “Record Holders” to attend the annual meeting.

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Attending as a Guest: If you are a record holder or beneficial owner and would like to enter the annual meeting as a guest in listen-only mode, go to https://web.lumiconnect.com/253072518 and select the button “I am a guest.” Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.

Record holders and beneficial owners should call Equiniti at (800) 937-5449 with any questions about attending the annual meeting. If you encounter any difficulty accessing the annual meeting, please visit https://go.lumiglobal.com/faq for assistance.

Asking Questions: If you are attending the annual meeting as a stockholder of record or beneficial owner who has registered for the meeting, you can ask questions by clicking the messaging icon on the right side of the toolbar appearing at the top of the Meeting Page and then typing and submitting your question.

Voting Shares: If you are attending the annual meeting as a stockholder of record or beneficial owner who has registered for the meeting, you can vote during the meeting by clicking the link “Proxy Voting Site” on the Meeting Page and following the prompts.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of holders representing a majority of our outstanding common stock as of September 23, 2024, or approximately 34,204,559 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1: Election of Class II directors. The two nominees who receive the most “For” votes (among votes properly cast in person or by proxy) will be elected.

Proposal 2: Approval of the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended. The approval of the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended, must receive “For” votes from a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote.

Proposal 3: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of EisnerAmper LLP must receive “For” votes from a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote.

Voting results will be tabulated and certified by the inspector of election appointed for the Annual Meeting.

How will my shares be voted if I do not specify how they should be voted?

If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors, then your shares will be voted at the Annual Meeting in accordance with our board of directors’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you requested a printed copy of the proxy materials and sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with our board of director’s recommendation.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

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What is the effect of withheld votes, abstentions and broker non-votes?

Shares of common stock held by persons attending the Annual Meeting, but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. For purposes of determining whether our stockholders have approved the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended, and ratified the appointment of EisnerAmper LLP, our independent registered public accounting firm, abstentions will have the same effect as a vote “against” these proposals. With regard to the election of directors, because under our amended and restated bylaws and applicable state law, election is determined by a plurality of votes cast, withheld votes will not be counted in determining the outcome of such proposal.

Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining whether a quorum exists. As discussed above, a broker non-vote occurs when an organization holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors and approval of the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended, each of which is considered a non-routine matter, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. However, ratification of the appointment of EisnerAmper LLP is considered a routine matter on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

What if I need assistance with voting or have technical problems regarding the Annual Meeting?

If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Each participant should ensure strong Wi-Fi or other internet connection.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies.

How do I obtain the 2023 Annual Report?

If you would like a copy of our 2023 Annual Report, we will send you one without charge. Please write to:

ASP Isotopes Inc.

601 Pennsylvania Avenue NW, South Building, Suite 900

Washington, DC 20004

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the “Investor—SEC Filings” section of our website at www.aspisotopes.com.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently comprised of six members, four of whom are “independent” under the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). The board of directors is nominating two nominees for election. Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring. There are two Class II directors whose current term of office expires at the Annual Meeting: Michael Gorley, Ph.D. and Duncan Moore, Ph.D. Our board of directors has nominated Michael Gorley, Ph.D. and Duncan Moore, Ph.D. for re-election at the Annual Meeting to serve as Class II directors until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of September 23, 2024, and certain other information for each of the directors whose terms expire at the Annual Meeting and for each of the directors whose terms do not expire at the Annual Meeting.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees for Director
Michael Gorley, Ph.D. (2)	II	37	Director	2023	2024	2027
Duncan Moore, Ph.D. (1)(2)(3)(4)	II	65	Director	2021	2024	2027
Directors
Hendrik Strydom, Ph.D.	III	64	Director	2021	2025	—
Todd Wider, M.D.(1)(3)	III	59	Director	2021	2025	—
Paul Mann	I	48	Executive Chairman, Chief Executive Officer and Director	2021	2026	—
Robert Ryan (1)(2)	I	56	Director	2024	2026	—

(1)	Member of our audit committee
(2)	Member of our nominating and corporate governance committee
(3)	Member of our compensation committee
(4)	Member of our special projects committee

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Nominees for Director

Professor Michael Gorley, Ph.D., joined our board of directors in October 2023. Prof. Gorley has served as Chief Technologist at the UK Atomic Energy Authority (UKAEA) since September 2020. In this role, for the past three years Prof. Gorley has served as a strategic leader and program area manager for fusion technology at UKAEA. Prior to assuming his current role at UKAEA, Prof. Gorley was Materials Technology Group Leader from August 2018 to September 2020 and Materials Technology Programme Manager from June 2016 to August 2018. In these roles, Prof. Gorley directed the establishment of the Materials Technology Group and supporting Materials Testing Laboratories, and led the EUROfusion Engineering Data and Design Integration group. In addition, Prof. Gorley has been a visiting professor at the University of Bristol, U.K. since June 2021. Prof. Gorley received a Ph.D. (DPhil) in Materials Science from Oxford University, U.K., with a thesis on ODS steels (specialized alloys for high-performance applications).

We believe that Prof. Gorley’s significant expertise in fusion technology and fusion materials contributes to the Board’s understanding and ability to analyze and navigate complex regulatory and business issues.

Duncan Moore, Ph.D. has served on our board of directors since October 2021. Duncan is a partner at East West Capital Partners since May 2008, which has a focus on making investments in the Healthcare Industry in Asia. Previously, from 1991 to 2008, Dr. Moore was a top-ranked pharmaceutical analyst at Morgan Stanley leading the firm’s global healthcare equity research team. Whilst at the University of Cambridge, he co-founded a medical diagnostics company called Ultra Clone with two colleagues which led to the beginnings of a 20-year career in healthcare capital markets analysis. In 1986, he was involved in setting up the BankInvest biotechnology funds and was on its scientific advisory board. Dr. Moore was educated in Edinburgh and went to the University of Leeds where he studied Biochemistry and Microbiology. He has a M.Phil. and Ph.D. from the University of Cambridge where he was also a post-doctoral research fellow. Currently, he is an active investor in biomedical companies as Chairman of Lamellar Biomedical and Allarity Therapeutics A/S (previously Oncology Venture A/S). In addition, he has a board position at Forward Pharma A/S, Cycle Pharma and GH Research. Duncan is the Chairman of the Scottish Life Sciences Association.

We believe that the experience, insights and knowledge Dr. Moore possesses from his leadership roles in business activities are important qualifications, skills and experience that provide valuable assistance to the Board and greatly contribute to the overall knowledge of the Board and its ability to address the issues we confront.

Continuing Directors

Paul E. Mann co-founded our company in September 2021 and has served as our Chairman and Chief Executive Officer and a member of our board of directors since incorporation. Paul also served as our Chief Financial Officer until September 2022. Prior to ASPI, Paul was Chief Financial Officer of PolarityTE, Inc. (Nasdaq: PTE), a biotechnology company, from June 2018 until April 2020. Prior to that, he responsible for Healthcare investments at DSAM Partners LLC, a global hedge fund. Earlier in his career, he was a portfolio manager at Highbridge Capital where he managed investments in healthcare and biotechnology. Prior to Highbridge Capital, from August 2013 to March 2016, he worked at Soros Fund Management where he was responsible for billions of dollars of investments in healthcare and chemicals companies. During his career as a healthcare and chemicals investor, Paul has helped create and fund numerous early stage and start-up companies. Prior to moving to the buy-side, Paul spent 11 years as a sell-side analyst at Morgan Stanley and Deutsche Bank. He co-managed the healthcare research team at Morgan Stanley, one of the top ranked teams in Institutional Investor, Greenwich and Reuters. He was also corporate broker to over half the UK Pharmaceutical Companies. Paul started his career as a research scientist at Procter and Gamble and he is named as the inventor of numerous skin creams in the Oil of Olay range of cosmetics. He is also a nonexecutive, independent director at Abeona Therapeutics (NASDAQ: ABEO), where he is the chair of the audit committee, and a director at Healthtech Solution Inc. (OTC: HLTT), where he is chairman of the board and serves on the audit committee. He is the co-founder and Chairman of Varian Biopharma, a private biotechnology company focused on precision oncology. Paul has an MA (Cantab) and an MEng from Cambridge University, UK where he studied Natural Sciences and Chemical Engineering and he is a CFA charter holder.

We believe Mr. Mann’s detailed knowledge and unique perspective and insights as our founder and Chief Executive Officer, as well as his prior experience as Chief Financial Officer of another public company and extensive experience managing investments in healthcare, biotechnology and chemicals companies, qualify him to serve on our board of directors and position him well to serve as our Chairman.

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Robert Ryan has served on our board of directors since January 2024. Mr. Ryan is a private investor with more than 30 years’ experience in investment banking, private equity and international financial law.  Mr. Ryan was a partner of Balbec Capital LP from January 2019 to July 2023 and a managing director of Balbec Capital LP from January 2013 to January 2019.  Prior to joining Balbec Capital LP, Mr. Ryan was associated with a number of international investment banks.  Mr. Ryan started his career as a solicitor at a leading U.K. multinational law firm.  Mr. Ryan received a LL.B. degree from the University of Leicester.

The Board believes that Mr. Ryan’s significant board experience and financial expertise contribute to the Board’s understanding and ability to analyze complex issues, particularly as the Company looks to grow its business, and qualify him to serve on our board of directors.

Hendrik Strydom, Ph.D. has served as our Chief Technology Officer since January 2022 and has served on our board of directors since January 2022. Dr. Strydom co-developed the isotope separation technology, known as “Aerodynamic Separation Process” (ASP). In 1993 Dr. Strydom co-founded SDI Ltd (subsequently named Klydon), a research and development company which developed the ASP. Klydon, where Dr. Strydom served as CEO, successfully exploited the ASP technology by separating Silicon (Si28), Carbon (C13 & C14), Oxygen (O-18) and Molybdenum (Mo-100). Since the commencement of commercial operation of the O-18 plant over 3 years ago, Klydon sold O-18 into the South African radio pharmacy market. Dr. Strydom’s work on separation of isotopes started when he was employed as a scientist at the South African Atomic Energy Corporation (AEC), where he specialized in the laser separation of heavy isotopes. Dr. Strydom left AEC in 1993 to co-found Klydon. Dr. Strydom holds a BSc- Hons (Physics & Maths) (1983) — University of Pretoria, MSc (Physics) (1990) — University of Port Elizabeth, PhD (Physics) (2000) — University of Natal (Durban).

As the founder and CEO of Klydon, Dr. Strydom brings to the Board his detailed knowledge and unique perspective and insights regarding the strategic and operational opportunities and challenges, economic and industry trends, and competitive and financial positioning of our business.

Todd Wider, M.D. has served on our board of directors since October 2021. Dr. Wider is the Executive Chairman and Chief Medical Officer of Emendo Biotherapeutics, which focuses on highly specific and differentiated next generation gene editing. Dr. Wider served on the board of directors of ARYA Sciences Acquisition Corp I, which had a successful business combination with Immatics N.V. (IMTX) in 2020. He served on the board of ARYA Sciences Acquisition Corp II, which had a successful business combination with Nautilus Biotechnology (NAUT) in 2021. He also served on the board of ARYA III, which had a successful business combination with Cerevel Therapeutics (CERE) in 2021. He is also on the boards of ARYA Sciences Acquisition Corp IV and V (ARYD and ARYE), Abeona Therapeutics Inc. (Nasdaq: ABEO), Varian Biopharma, Xanadu Bio, and Lyfebulb. Dr. Wider previously consulted with a number of entities in the biotechnology space. Dr. Wider is an active, honorary member of the medical staff of Mount Sinai Hospital in New York, where he worked for over 20 years, focused on reconstructive surgery. Dr. Wider received an MD from Columbia College of Physicians and Surgeons, where he was Rudin Fellow, and an AB, with high honors and Phi Beta Kappa, from Princeton University. He did his residency in general surgery and plastic and reconstructive surgery at Columbia Presbyterian Medical Center, and postdoctoral fellowships in complex reconstructive surgery at Memorial Sloan Kettering Cancer Center, where he was Chief Microsurgery Fellow, and in craniofacial surgery at the University of Miami. Dr. Wider is also a principal in Wider Film Projects, a documentary film company focused on producing films with sociopolitical resonance that have won Academy, Emmy and Peabody Awards.

We believe Dr. Wider, as a result of his vast public and private company board experience at a variety of companies, possesses knowledge and experience in various areas, including business leadership, finance and technology, which strengthens the Board’s overall knowledge, capabilities and experience.

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Corporate Governance

We are committed to maintaining strong corporate governance practices that drive effective functioning of the board of directors in its oversight role, promote the long-term interests of our stockholders and strengthen board and management accountability. Our governance practices are documented in our corporate governance guidelines, which address the role and composition of our board of directors and the functioning of the board and its committees. You can find our governance documents, including our corporate governance guidelines and our code of business conduct and ethics, on our website www.aspisotopes.com under “Investor — Governance — Committee Charters” and “Investor — Governance — Governance Documents.”  Our board regularly reviews and updates our governance materials in light of legal and regulatory requirements, evolving best practices and other developments.

Board Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of the Nasdaq Capital Market, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of our initial public offering. In addition, the rules of the Nasdaq Capital Market require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Under the rules of the Nasdaq Global Select Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has determined that each of Michael Gorley, Ph.D., Duncan Moore, Ph.D., Robert Ryan, and Todd Wider, M.D., comprising a majority of our board of directors, are independent directors. Former director Joshua Donfeld, who resigned from our board in January 2024, was also determined by our board of directors to be independent.  In making this determination, our board of directors applied the standards set forth under Rule 10A-3 of the Exchange Act and related SEC and Nasdaq rules. Our board of directors considered all relevant facts and circumstances known to it in evaluating the independence of these directors, including their current and historical employment, any compensation we have given to them, any transactions we have with them, their beneficial ownership of our capital stock, their ability to exert control over us, all other material relationships they have had with us and the same facts with respect to their immediate families.

Although there is no specific policy regarding diversity in identifying director nominees, both the nominating and corporate governance committee and the board of directors seek the talents and backgrounds that would be most helpful to us in selecting director nominees. In particular, the nominating and corporate governance committee, when recommending director candidates to our board of directors for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of board of directors’ members that represents a diversity of background and experience.

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Board Leadership Structure

Our board of directors is led by our Chair, Paul Mann. Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our Bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer. Our board of directors currently believes that our existing leadership structure is effective, under which Paul Mann serves as our chief executive officer, provides the appropriate balance of authority between independent and non-independent directors, and achieves the optimal governance model for us and for our stockholders.

The Board’s Role in Risk Oversight

Although management is responsible for the day-to-day management of the risks our company faces, our board of directors and its committees take an active role in overseeing management of our risks and have the ultimate responsibility for the oversight of risk management. The board of directors regularly reviews information regarding our operational, financial, legal, cybersecurity and strategic risks. Specifically, senior management attends quarterly meetings of the board of directors, provides presentations on operations including significant risks, and is available to address any questions or concerns raised by our board of directors.

In addition, our three standing committees assist the board of directors in fulfilling its oversight responsibilities regarding risk. The audit committee coordinates the board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, related party transactions and code of conduct and corporate governance guidelines and management regularly reports to the audit committee on these areas. The compensation committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs as well as succession planning as it relates to our chief executive officer. The nominating and corporate governance committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and corporate governance. When any of the three standing committees receives a report related to material risk oversight, the chair of the relevant committee reports on the discussion to the full board of directors.

Board of Directors Meetings

During fiscal year 2023, our board of directors met eight times, including telephonic meetings. In that year, each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he/she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he/she served during the periods that he/she served.

Committees of the Board of Directors

Our board of directors has three standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors. Our board of directors may also establish other committees from time to time to assist the board of directors. As of the date of this proxy statement, the composition and functioning of all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations. Each committee’s charter is available on the Investor Relations section of our website at https://investors.aspisotopes.com under Governance.

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Audit Committee

The members of our audit committee are Todd Wider, Duncan Moore and Robert Ryan, with Dr. Wider serving as chair. The audit committee met four times during 2023. Our board of directors has determined that each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. Ryan as an “audit committee financial expert,” as defined under the applicable rules of the SEC. Our board of directors has determined that each member of the audit committee meets the independence requirements for audit committees required under Section 10A of the Exchange Act and the applicable Nasdaq rules. The audit committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•

recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements are included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

Compensation Committee

The members of our compensation committee are Duncan Moore and Todd Wider, with Dr. Moore serving as chair. The compensation committee met once during 2023. Our board of directors has determined that each member of the compensation committee is “independent” as that term is defined in SEC and Nasdaq rules, meets the heightened independence requirements for compensation committee purposes under Section 10C of the Exchange Act and related SEC and Nasdaq rules, and are considered a “non-employee director” under Rule 16b-3 under the Exchange Act. The compensation committee’s responsibilities include:

•	reviewing and approving our philosophy, policies and plans with respect to the compensation of our chief executive officer;
•	making recommendations to our board of directors with respect to the compensation of our chief executive officer and our other executive officers;
•	reviewing and assessing the independence of compensation advisors;
•	overseeing and administering our equity incentive plans;
•	reviewing and making recommendations to our board of directors with respect to director compensation; and
•	preparing the compensation committee reports required by the SEC, including our “Executive Compensation” disclosure.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Robert Ryan, Duncan Moore and Michael Gorley, with Mr. Ryan serving as chair. The nominating and corporate governance committee met once during 2023. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in Nasdaq rules. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying and screening individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and
•	overseeing the evaluation of our board of directors and management.

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Special Projects Committee

In August 2023, the board of directors created the special projects committee whose responsibilities include to research, evaluate and negotiate strategic opportunities and alternatives available to the company, including potential joint ventures, collaborations and other key strategic transactions, and to make reports and recommendations to the board of directors. Dr. Moore was appointed to the special projects committee.

Director Nomination Process

The nominating and corporate governance committee uses the following procedures to identify and evaluate any individual recommended or offered for nomination to the board of directors. In its evaluation of director candidates, including the members of the board of directors eligible for re-election, the nominating and corporate governance committee considers the following:

•	individual qualifications, including relevant career experience, strength of character, maturity of judgment, familiarity with the Company’s business and industry;
•	the experience and expertise of the Company’s current directors; and
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all other factors it considers appropriate, which may include diversity of background, existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing board or directors.

The board of directors, with the assistance of the nominating and corporate governance committee, monitors the mix of specific experiences, qualifications and skills of its directors in order to assure that the board of directors, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Although there is no specific policy regarding diversity in identifying director nominees, both the nominating and corporate governance committee and the board of directors seek the talents and backgrounds that would be most helpful to us in selecting director nominees. In particular, the nominating and corporate governance committee, when recommending director candidates to the full board of directors for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of board of directors’ members that represents a diversity of background and experience. The Company has never received a director nomination proposal from a stockholder. Although the nominating and corporate governance committee has not adopted a formal policy with respect to stockholder nominees, the nominating and corporate governance committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Stockholder Recommendations for Nominations to the Board

 A stockholder that wishes to recommend a candidate for consideration by the nominating and corporate governance committee as a potential candidate for director must direct the recommendation in writing to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Corporate Secretary, and must include, among other things, the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, class and number of shares of our capital stock that are held by the nominee, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, and diversity of experience, independence, area of expertise, corporate experience, potential conflicts of interest, other commitments and the like, personal references and such other information required under our amended and restated bylaws. Our board of directors will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

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Director Attendance at Annual Meetings

Although our Company does not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting, we encourage all of our directors to attend. All of our directors attended our 2023 annual meeting of our stockholders.

Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors should submit their written comments to our corporate secretary, ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004. The corporate secretary will forward such communications to each member of our board of directors; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the Investor Relations section of our website at www.aspisotopes.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K within four business days of such amendment or waiver.

Director Compensation

The following table sets forth information regarding compensation earned by our non-employee-directors for service on our board of directors during the year ended December 31, 2023.  The table does not include Mr. Mann, our Executive Chairman and Chief Executive Officer, or Dr. Strydom, our Chief Technology Officer, neither of whom received additional compensation for his service as a director.  In addition, the table does not include Mr. Ryan, a non-employee director who joined the board in January 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options ($)	Total ($)
Josh Donfeld(1)	60,000	—	—	60,000
Michael Gorley, Ph.D.(2)	15,000	—	—	15,000
Duncan Moore, Ph.D.(3)	60,000	244,000	—	304,000
Sergey Vasnetsov(4)	—	969,493	—	3,568,000
Todd Wider, M.D.	60,000	—	—	60,000

(1)	Mr. Donfeld resigned from the board in January 2024 and was replaced by Mr. Ryan.
(2)	Professor Gorley joined the board in November 2023.
(3)

Dr. Moore received a one-time equity award of 200,000 shares of restricted stock in connection with his appointment to the special projects committee of the board of directors, which will vest in four equal installments every six months.

(4)

Mr. Vasnetsov’s compensation for 2023 consists of stock awards for his services as a director and a consultant to the Company.  Mr. Vasnetsov resigned from the board in November 2023 and was replaced by Professor Gorley.

We have entered into director agreements with our current non-employee-directors pursuant to which we agreed to pay to each such director a fee for his service of $60,000 per year, payable at the director’s discretion in cash or Common Stock at market value.  The fee is paid quarterly in arrears ($15,000 quarterly instalments) on the last business day of each December, March, June and September during the director’s term. In addition, we agreed to award a Common Stock award with a market value of $100,000 annually each year during the director’s term. Directors who are also our employees will not receive fees for service on our board of directors.

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PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Under our governing documents our board of directors has the power to set the number of directors from time to time by resolution. We currently have six authorized directors serving on our board of directors, three of whom are “independent” as defined under the Nasdaq listing standards. In accordance with our certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

At the Annual Meeting, two Class II directors will be elected for three-year terms. Based upon the recommendation of our nominating and corporate governance committee, our board of directors has nominated each of the director nominees set forth below to stand for election by our stockholders, in each case for a three-year term expiring at our 2027 annual meeting of stockholders or until his successor is duly elected and qualified.

Nominees for Director

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Michael Gorley, Ph.D. and Duncan Moore, Ph.D. as nominees for election as Class II directors at the Annual Meeting.

If elected, Michael Gorley, Ph.D. and Duncan Moore, Ph.D. will serve as Class II directors until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance — Nominees for Director.”

If you are a stockholder of record and you vote but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Michael Gorley, Ph.D. and Duncan Moore, Ph.D.  We expect that Michael Gorley, Ph.D. and Duncan Moore, Ph.D. will accept such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of the Class II directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions, “withhold” votes and broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS II DIRECTORS TO SERVE FOR THREE-YEAR TERMS.

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PROPOSAL 2:

APPROVAL OF QUANTUM LEAP ENERGY LLC

2024 EQUITY INCENTIVE PLAN, AS AMENDED

The Company’s stockholders are being asked to approve the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended (which we refer to in this Proposal as the QLE Equity Plan).  The QLE Equity Plan is designed to provide an incentive to persons performing services for Quantum Leap Energy LLC (“QLE”), a wholly owned subsidiary of the Company, for their contributions to the achievement of QLE’s corporate goals and objectives.  The QLE Equity Plan was first adopted in February 2024, and subsequently amended in September 2024, by the QLE board of managers and the board of directors of the Company, and was approved by the Company, as sole member of QLE.

Stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the proposal to approve the QLE Equity Plan.  Additionally, stockholders are directed to the full text of the QLE Equity Plan, which is attached as Exhibit A to this proxy statement. Any summary of the QLE Equity Plan is qualified in its entirety by reference to the QLE Equity Plan.

Quantum Leap Energy LLC

QLE was formed in September 2023 as a wholly owned subsidiary of the Company to focus on the development and commercialization of advanced nuclear fuels, such as High-Assay Low Enriched Uranium (HALEU) and Lithium-6. Although no assurance can be given, the Company plans to spin-out QLE as a separate public company, list the shares of QLE on a U.S. national exchange and distribute a portion of QLE’s common equity to ASPI’s stockholders as of a to-be-determined future record date, in each case subject to obtaining applicable approvals and consents and complying with applicable rules and regulations and public market trading and listing requirements.

Overview

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber.  One of the tools our Board regards as essential in addressing these challenges is a competitive equity incentive program.  Our equity incentive program provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee of the Board to implement them in ways that will make the most effective use of the shares that our stockholders authorize for incentive purposes.  The purpose of the QLE Equity Plan is to advance the interests of QLE, the Company and the stockholders of the Company by providing equity interests in QLE to persons performing services for QLE, including employees, officers, directors/managers and consultants of QLE (who may also be employees, officers, directors and consultants of the Company), in order to encourage them to enter into and continue in the employ or service of the Company and/or QLE, to acquire a proprietary interest in the long-term success of QLE and to reward the performance of individuals in fulfilling long-term corporate objectives.

The Company is not required to submit the QLE Equity Plan for approval by the Company’s stockholders, but is doing so as a matter of good corporate governance.  The Nasdaq Stock Market listing rules do not require an equity compensation plan of a subsidiary, which authorizes the grant of equity-based awards based solely on the common equity of the subsidiary, to be approved by a listed company’s stockholders because no shares of the listed company’s equity securities could be issued under the subsidiary’s equity compensation plan.  The QLE Equity Plan has been already approved by the QLE board of managers, the Company’s board of directors, and by the Company, as sole member of QLE.  However, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.

Summary Description of the QLE Equity Plan

The following summary of the QLE Equity Plan is qualified in its entirety by the specific language of the QLE Equity Plan, a copy of which is attached to this proxy statement as Exhibit A to this proxy statement.  For purposes of this summary, references to “shares” shall mean shares or units of common equity of QLE, as applicable, references to the “Board” shall mean the QLE board of managers (or the board of directors if QLE is then a corporation), and references to the “Compensation Committee” shall mean the compensation committee of the QLE Board.

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General - The purpose of the QLE Equity Plan is to advance the interests of QLE and the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of QLE. These incentives may be provided through the grant of stock options, SARs, restricted stock purchase rights, restricted stock bonuses, RSUs, performance shares, PSUs, and other share-based awards and cash-based awards.

Authorized Shares - The maximum aggregate number of shares authorized for issuance under the QLE Equity Plan is fifteen percent (15%) of the common equity deemed outstanding (treating as outstanding the Company’s membership interest in QLE and the shares or units of common equity issuable upon conversion of QLE’s convertible promissory notes issued in February and June 2024). In addition, the QLE Equity Plan also limits the number of shares that may be issued upon the exercise of incentive stock options granted under the QLE Equity Plan.

Share Counting - If any award granted under the QLE Equity Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by QLE for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the QLE Equity Plan.

Shares will not be treated as having been issued under the QLE Equity Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares that are withheld or reacquired by QLE in satisfaction of a tax withholding obligation in connection with the exercise of settlement of an option or a stock appreciation right will not be made available for new awards under the QLE Equity Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the QLE Equity Plan will be reduced only by the net number of shares for which the award is exercised.

Adjustments for Capital Structure Changes - Appropriate and proportionate adjustments will be made to the number of shares authorized under the QLE Equity Plan and to outstanding awards in the event of any change in our common stock effected without receipt of consideration by QLE, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the QLE Equity Plan to adjust other terms of outstanding awards as it deems appropriate.

Nonemployee Director Award Limits - The sum of the grant date fair value of all equity-based awards and any cash compensation provided to a service provider as compensation for services as a non-employee director may not exceed $600,000 for each calendar year (or $1,000,000 for the first year in which the non-employee director is appointed or elected to the QLE board).

Administration - The QLE Equity Plan generally will be administered by the Compensation Committee, although the Board retains the right to appoint another of its committees to administer the QLE Equity Plan or to administer the QLE Equity Plan directly. Subject to the provisions of the QLE Equity Plan, the Compensation Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Compensation Committee may, except as provided by the QLE Equity Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The QLE Equity Plan provides, subject to certain limitations, for indemnification by QLE of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the QLE Equity Plan. All awards granted under the QLE Equity Plan will be evidenced by a written or digitally signed agreement between QLE and the participant specifying the terms and conditions of the award, consistent with the requirements of the QLE Equity Plan. The Compensation Committee will interpret the QLE Equity Plan and awards granted under it, and all determinations of the Compensation Committee generally will be final and binding on all persons having an interest in the QLE Equity Plan or any award.

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Option and SAR Repricing - The QLE Equity Plan provides that the Compensation Committee has the authority, without additional approval by the QLE stockholders, to approve a program providing for the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights covering the same or a different number of shares but with an exercise price equal to the fair market value on the new grant date or the amendment of outstanding options or stock appreciation rights to reduce the exercise price to the fair market value on the amendment date, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility - Awards may be granted to employees, directors and consultants of QLE or the Company or any present or future parent or subsidiary corporation or other affiliated entity of QLE. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of QLE or the Company or any parent or subsidiary corporation of QLE.

Stock Options - The Compensation Committee may grant non-statutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than 100% of the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of QLE or the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

The QLE Equity Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent, or if permitted by the Compensation Committee, by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to QLE of shares owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Compensation Committee; or by any combination of these. Nevertheless, the Compensation Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by QLE, through the participant’s surrender of a portion of the option shares to QLE.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Compensation Committee. The maximum term of any option granted under the QLE Equity Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Compensation Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the QLE Equity Plan) or if the participant engages in any act constituting cause after termination, during any period in which any option otherwise would remain exercisable.

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to the extent permitted by the Compensation Committee and set forth in the applicable award agreement. In the case of an incentive stock option, such assignment or transfer is only permitted to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights - The Compensation Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Compensation Committee. The exercise price of each stock appreciation right may not be less than 100% of the fair market value of a share of our common stock on the date of grant.

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Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares whose fair market value on the exercise date equals the payment amount. At the Compensation Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares. The maximum term of any stock appreciation right granted under the QLE Equity Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Compensation Committee, a Tandem SAR related to a non-statutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Compensation Committee and set forth in the applicable award agreement. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards - The Compensation Committee may grant restricted stock awards under the QLE Equity Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to QLE rendered by the participant. The Compensation Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Compensation Committee, (i) a participant will forfeit any shares of restricted stock acquired from a restricted stock bonus as to which the vesting restrictions have not lapsed prior to the participant’s termination of service and (ii) QLE will have the right to repurchase from the participant, for the purchase price paid by the participant, any restricted stock acquired by the participant pursuant to a restricted stock purchase right as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Compensation Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends may not be paid until the applicable restricted stock vests.

Restricted Stock Units - The Compensation Committee may grant RSUs under the QLE Equity Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of RSUs or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to QLE. The Compensation Committee may grant RSU awards subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies and as set forth in the applicable award agreement. Unless otherwise provided by the Compensation Committee, a participant will forfeit any RSUs which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to RSU awards until shares of common stock are issued in settlement of such awards. However, the Compensation Committee may grant RSUs that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional RSUs whose value is equal to any cash dividends QLE pays. Dividend equivalents may accrue on RSUs but shall not be payable unless and until the applicable award vests.

Performance Awards - The Compensation Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Compensation Committee determines in writing and sets forth in a written agreement between QLE and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Compensation Committee at the time of grant in the case of performance units. Each performance award agreement will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.

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The Compensation Committee, in its discretion, may base performance goals on one or more measures of objective or subjective business, financial or individual performance, or other performance criteria established by the Compensation Committee.  The target levels with respect to performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Compensation Committee. The degree of attainment of performance measures will be calculated prior to the accrual or payment of any performance award for the same performance period, in accordance with generally accepted accounting principles (GAAP), if applicable, or any other methodology established by the Committee prior to the grant of the performance award, excluding the effect (whether positive or negative) of changes in accounting standards or any unusual or infrequently occurring event or transaction occurring after the establishment of the performance goals applicable to a performance award.

In its discretion, the Compensation Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock to the extent of the performance shares that are earned and become nonforfeitable. The Compensation Committee may provide for performance award payments in lump sums or installments.

No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Cash-Based Awards and Other Stock-Based Awards - The Compensation Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Compensation Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related award. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash, other property or shares of common stock, as determined by the Compensation Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The Compensation Committee may grant dividend equivalent rights with respect to other stock-based awards. Dividend equivalents may accrue on stock-based awards, but shall not be payable unless and until the applicable award vests.

Dividend equivalents are not payable with respect to options or SARs. The effect on such awards of the participant’s termination of service will be determined by the Compensation Committee and set forth in the participant’s award agreement.

Change in Control - Unless otherwise defined in a participant’s award or other agreement with QLE, the QLE Equity Plan provides that a “Change in Control” generally occurs upon (a) a person or entity (with certain exceptions described in the QLE Equity Plan) becoming the direct or indirect beneficial owner of more than 50% by voting power or fair market value of QLE’s voting stock; (b) stockholder approval of a liquidation or dissolution of QLE; or (c) the occurrence of any of the following events upon which the stockholders of QLE immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the combined voting power of the voting securities of QLE, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the combined voting power of QLE’s voting stock; (ii) a merger or consolidation in which QLE is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of QLE (other than a sale, exchange or transfer to one or more subsidiaries of QLE).

The QLE Equity Plan does not provide for any automatic single trigger acceleration upon a Change in Control, other than with respect to awards held by non-employee directors. Instead, if a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Compensation Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed, continued or substituted in connection with a Change in Control nor exercised prior to the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. The Compensation Committee may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon such conditions, including the termination of a participant’s service prior to, upon, or following the Change in Control. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control pursuant to our director compensation program.

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Awards Subject to Section 409A of the Code - Certain awards granted under the QLE Equity Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the QLE Equity Plan to the contrary, the Compensation Committee is authorized, in its sole discretion and without the consent of any participant, to amend the QLE Equity Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination - The QLE Equity Plan will continue in effect until its termination by the Compensation Committee, provided that no awards may be granted under the QLE Equity Plan following the tenth anniversary of the QLE Equity Plan’s effective date, which will be the date on which it is approved by the stockholders. The Compensation Committee may amend, suspend or terminate the QLE Equity Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the QLE Equity Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the QLE Equity Plan may affect any outstanding award unless expressly provided by the Compensation Committee, and, in any event, may not have a materially adverse effect on an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.

Withholding - As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any award, QLE requires participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may be used to discharge statutory tax withholding obligations at up to the applicable maximum statutory tax withholding rate.

Summary of U.S. Federal Income Tax Consequences - The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the QLE Equity Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options - A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-statutory Stock Options - Options not designated or qualifying as incentive stock options are non-statutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a non-statutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-statutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-statutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

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Stock Appreciation Rights - A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock - A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards – A participant generally will recognize no income upon the grant of an RSU, performance share, PSU, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of the shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any further gain or loss will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Tax Consequences to the Company – In general, the Company should be entitled to a deduction when a participant recognizes compensation income.

New Plan Benefits

The actual number of awards (if any) that an executive officer, employee or consultant of the Company, QLE or any other subsidiary of the Company, or a non-employee director of the Company, QLE or any other subsidiary of the Company, may receive under the QLE Equity Plan is at the discretion of the Compensation Committee and therefore cannot be determined in advance.

Vote Required

The affirmative vote from a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote will be required to approve the Quantum Leap Energy LLC 2024 Equity Incentive Plan, as amended. Abstentions will have the same effect as a vote “against” this proposal. Broker non-votes will not affect the outcome of the vote.

Under Nasdaq Stock Market listing rules, the Company is not required to submit the QLE Equity Plan for approval by the Company’s stockholders, but is doing so as a matter of good corporate governance.  The QLE Equity Plan has already been approved by the QLE board of managers, the Company’s board of directors, and by the Company, as sole member of QLE.  However, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE QUANTUM LEAP ENERGY LLC 2024 EQUITY INCENTIVE PLAN, AS AMENDED.

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PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has selected EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EisnerAmper has served as the Company’s auditor since 2021 and has audited the Company’s financial statements for the year ended December 31, 2023. Representatives of EisnerAmper are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of EisnerAmper as the Company’s independent registered public accounting firm is not required by Delaware law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and restated bylaws. However, the audit committee is submitting the appointment of EisnerAmper to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountants’ Fees

The following table is a summary of fees billed to the Company by EisnerAmper for professional services rendered for the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit Fees(1)	$252,000	$243,607
Audit Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees	—	—
Total	$252,000	$243,607

(1) Audit fees include audit, reviews, and work related to the filing of Form S-1, including issuances of consents and comfort letter.

(2) Tax fees are related to tax compliance and advisory services.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal years ended December 31, 2023 and 2022. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required; Recommendation of the Board of Directors

The affirmative vote from a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote will be required to ratify the appointment of EisnerAmper. Abstentions will have the same effect as a vote “against” this proposal. As ratification of the appointment of EisnerAmper LLP is considered a routine matter on which a broker or other nominee has discretionary authority to vote, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF EISNERAMPER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

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Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the Company’s board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2023, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed with EisnerAmper, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has discussed with EisnerAmper its independence from management and the company, has received from EisnerAmper the written disclosures and the letter required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the audit committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The audit committee met with EisnerAmper to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. EisnerAmper, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. The audit committee’s meetings with EisnerAmper were held with and without management present. The audit committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements.

The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Company’s board of directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 that was filed with the SEC. The audit committee and the Company’s board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of EisnerAmper as the Company’s independent registered public accounting firm for 2024.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Submitted by the Audit Committee of the Board of Directors
Todd Wider, M.D. (Chair)
Duncan Moore, Ph.D.
Robert Ryan

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of September 23, 2024, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of September 23, 2024, through the exercise of any stock option, warrants or other rights or vesting of restricted stock units. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 68,409,116 shares of our common stock outstanding as of September 23, 2024. Shares of our common stock that a person has the right to acquire within 60 days of September 23, 2024, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% and Greater Stockholders
AK Jensen Investment Management Ltd (2)	6,566,874	9.6%
Sergey Vasnetsov (3)	3,838,607	5.6%
Named Executive Officers and Directors
Paul Mann (4)	7,858,268	11.3%
Heather Kiessling (5)	412,500	*
Robert Ainscow (6)	1,492,446	2.2%
Hendrick Strydom, Ph.D. (7)	2,514,240	3.7%
Michael Gorley, Ph.D.	101,838	*
Duncan Moore, Ph.D. (8)	950,167	1.4%
Robert Ryan	572,102	**
Todd Wider, M.D. (9)	736,708	1.1%
All current executive officers and directors as a group (8 persons) (10)	14,665,269	21.4%

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* Less than one percent.

(1)	Percentage ownership is calculated based on 68,409,116 shares of our common stock outstanding on September 23, 2024.
(2)

Based on a Form 4 filed with the SEC on August 5, 2024 reporting stock ownership as of August 2, 2024.  The securities are directly held by Tees River Critical Resources Fund or other funds and accounts ("AK Jensen Funds") to which AK Jensen Investment Management Limited ("AK Jensen") serves as the investment manager. Anders K. Jensen ("Mr. Jensen") and Duncan P. Saville ("Mr. Saville") may be deemed to indirectly control AK Jensen. AK Jensen and Messrs. Jensen and Saville disclaim beneficial ownership of the securities except to the extent of their pecuniary interest therein, if any. The address of AK Jensen is 23 Berkeley Square, London, W1J 6HE.

(3)

Consists of (i) 1,000,000 shares held by Elista LLC, (ii) 600,000 restricted shares of Common Stock granted by us to ChemBridges LLC in October 2021, which vest quarterly over one year and are subject to forfeiture, (iii) 600,000 restricted shares of Common Stock granted by us to ChemBridges LLC in July 2022, which vest quarterly over one year, (iv) 600,000 restricted shares of Common Stock awarded by us to ChemBridges LLC on November 15, 2022, which vest over four years, (v) 500,000 restricted shares of Common Stock awarded by us to ChemBridges LLC on December 30, 2022, which vest over one year, and (vi) 538,607 restricted shares of Common Stock awarded by us to ChemBridges LLC on March 1, 2023, which vest over one year. Mr. Vasnetsov has voting and dispositive power over the securities held by Elista LLC, whose address is P.O. Box 2291, Toa Baja 00951 Puerto Rico, as trustee of Eliona Trust (a family trust and owner of Elista LLC). Mr. Vasnetsov has voting and dispositive power over the securities held by ChemBridges LLC, whose address is P.O. Box 2291, Toa Baja 00951 Puerto Rico, as the President and owner of ChemBridges LLC.

(4)

Consists of (i) 1,550,000 shares of Common Stock held by Mr. Mann, (ii) 1,500,000 shares of performance-based restricted Common Stock granted by us to Mr. Mann in October 2021, (iii) 37,500 shares of common stock purchased in our Initial Public Offering, (iv) 1,000,000 restricted shares awarded by us to Mr. Mann on November 15, 2022, which vest over four years, (v) 1,000,000 restricted shares of common stock awarded by us to Mr. Mann on December 30, 2022, which vest over one year, (vi) 718,143 restricted shares of common stock awarded by us to Mr. Mann on March 1, 2023, which vest over one year, (vii) 39,984 shares of common stock purchased in our underwritten public offering in July 2024, (viii) 978,466 restricted shares of common stock awarded by us to Mr. Mann on September 6, 2024, which vest in four equal installments over a one-year period beginning on March 1, 2024, and (ix) 1,034,175 shares of Common Stock issuable upon exercise of options held by Mr. Mann exercisable within 60 days of September 23, 2024.

(5)

Consists of (i) 12,500 shares of Common Stock held by Ms. Kiessling, and (ii) 400,000 shares of Common Stock awarded by us to Ms. Kiessling on July 1, 2024, which vest in eight equal semi-annual installments over a four-year period beginning on the six-month anniversary of the grant date.

(6)

Consists of (i) 250,000 shares of Common Stock held by Mr. Ainscow, (ii) 600,000 shares of Common Stock awarded by us to Mr. Ainscow on November 15, 2022, which vest over four years, (iii) 50,000 restricted shares of Common Stock awarded by us to Mr. Ainscow on December 30, 2022, which vested over one year, (iv) 19,992 shares of common stock purchased in our underwritten public offering in July 2024, (v) 300,000 restricted shares of Common Stock awarded by us to Mr. Ainscow on September 6, 2024, which vest in equal quarterly installments over a four-year period beginning on the grant date, and (vi) 272,454 shares of Common Stock issuable upon exercise of options held by Mr. Ainscow exercisable within 60 days of September 23, 2024.

(7)

Consists of (i) 2,097,474 shares held by Tianne Holdings (Pty) Ltd whose address is Building 46, CSIR Campus, Meiring Naude Road, Brummeria, Pretoria, 0184. Dr. Strydom has voting and dispositive power over such shares, (ii) 200,000 restricted shares of Common Stock awarded by us to Mr. Strydom on November 15, 2022, which vest over two years, and (iii) 216,816 shares of Common Stock issuable upon exercise of options held by Dr. Strydom within 60 days of September 23, 2024.

(8)

Consists of (i) 454,167 shares of Common Stock held by Dr. Moore, (ii) 200,000 restricted shares of Common Stock awarded by us to Dr. Moore on November 15, 2022, which vest over two years, (iii) 200,000 shares of Common Stock awarded by us to Dr. Moore on August 16, 2023, and (iv) 96,000 shares of Common Stock issuable upon exercise of options held by Dr. Moore exercisable within 60 days of September 23, 2024.

(9)

Consists of (i) 294,844 shares of Common Stock held by Dr. Wider, (ii) 200,000 restricted shares of Common Stock awarded by us to Dr. Wider on November 15, 2022, which vest over two years, (iii) 172,864 shares of Common Stock awarded by us to Dr. Wider  on August 13, 2024, and (iv) 96,000 shares of Common Stock issuable upon exercise of options held by Dr. Wider exercisable within 60 days of September 23, 2024.

(10)	Includes the shares described in notes 4, 5, 6, 7, 8 and 9 above.

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EXECUTIVE OFFICERS

Our Executive Officers

The following table sets forth information regarding our executive officers as of September 23, 2024:

Name	Age	Position(s)
Paul E. Mann	48	Chairman and Chief Executive Officer
Heather Kiessling	60	Chief Financial Officer
Hendrik Strydom, Ph.D.	63	Chief Technology Officer and Director
Robert Ainscow	47	Chief Operating Officer

Paul E. Mann. Please see the biographical information provided above in the section entitled “Board of Directors and Corporate Governance.”

Hendrik Strydom, Ph.D. Please see the biographical information provided above in the section entitled “Board of Directors and Corporate Governance.”

Heather Kiessling. Ms. Kiessling has served as our Chief Financial Officer since July 2024.  Prior to joining our company, she served as Managing Director at Danforth Advisors LLC, a life science financial strategy consultancy, and was a consultant since October 2015.  At Danforth Advisors, since November 2021, Ms. Kiessling provided consulting and advisory services to the Company under the terms of the Company’s consulting agreement with Danforth Advisors. Prior to joining Danforth Advisors, Ms. Kiessling held finance leadership roles at Cytonome/ST, LLC and AutoImmune Inc. Ms. Kiessling is a CPA and holds a B.A. in management science from University of California, San Diego, and an M.B.A. with a focus in finance and accounting from University of Michigan Graduate School of Business.

Robert Ainscow. Mr. Ainscow co-founded our company and has served in various roles since the company’s inception.  Mr. Ainscow has served as our Chief Operating Officer since April 2024 and previously served as Chief Financial Officer or Interim CFO from September 2022 until our current CFO joined the company in July 2024.  Mr. Ainscow also served as our VP and Head of Business Development from September 2021 to September 2022. Prior to ASP Isotopes, Robert was head of capital markets at Zenzic Partners Limited from October 2017 to February 2021 and a founder of Bluezest Mortgages since November 2015. Robert has over 20 years’ experience in financing operating companies and lending platforms through the provision of structured finance and securitisation structures in the debt capital markets. He has developed, executed and managed innovative structures to fund credit, renewable energy and transport and logistics assets encompassing all major financial jurisdictions, on and offshore. Robert began his career at the first ever internet-bank, First-E; in the investment banking division, WIT-Soundview. Following the “.com” correction he entered mainstream investment banking at U.S. firms Morgan Stanley and Bear Stearns in London where he was an analyst in the Law Division with responsibility for capital markets oversight and a Vice President in the Principal and Asset-Backed Finance Group with responsibility for securitisation respectively. He subsequently worked at Investec bank twice over the subsequent years as well as a variety of directorships, consultancies and investments in start-up and growth phase lending and securitisation platform.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer, as well as each individual compensation component. Our compensation committee reviews and approves, or makes recommendations for approval by the independent members of the board of directors regarding, the compensation of each executive officer, including our Chief Executive Officer.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

Our named executive officers for 2023, which consist of our principal executive officer and our next two most highly compensated executive officers, were as follows:

•	Paul Mann, our Executive Chairman and Chief Executive Officer;
•	Hendrik Strydom, Ph.D., our Chief Technology Officer; and
•	Robert Ainscow, our Chief Operating Officer (and former Chief Financial Officer).

2023 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and 2022.

Name and Principal Position		Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Paul Mann, Executive Chairman and Chief Executive Officer	2023	480,000	—	1,292,657	—	—	—	1,772,657
	2022	260,000	—	4,210,000	1,429,007	—	—	5,899,007
Hendrik Strydom, Ph.D., Chief Technology Officer	2023	122,400	—	—	—	—	—	122,400
	2022	240,000	—	526,000	312,486	—	—	1,078,486
Robert Ainscow, Chief Operating Officer (and former Chief Financial Officer)(1)	2023	159,996	—	—	—	—	—	159,996
	2022	133,333	—	1,657,000	173,070	—	—	1,963,403

(1)	Mr. Ainscow ceased serving as our Chief Financial Officer effective July 1, 2024, when Ms. Kiessling joined the company.
(2)

On April 5, 2024, in recognition of the contributions of Mr. Mann and Mr. Ainscow to the company in 2023, the board of directors approved, based on a recommendation by the compensation committee, a discretionary cash bonus for 2023 of $440,000 and $90,000, respectively.

(3)

In accordance with SEC rules, these columns reflect the aggregate grant date fair value of the restricted stock awards granted during 2022 and 2023. This amount has been computed in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) Topic 718. Assumptions used in the calculation of this amount are described in Note 2 to our audited consolidated financial statements included elsewhere in this prospectus. This amount does not reflect the actual economic value that will be realized by the recipient upon the vesting of the stock awards or the sale of the Common Stock underlying such awards.

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Employment arrangements

Below is a description of our employment agreements with our named executive officers for fiscal year 2023, including a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers. Additionally, below is a description of our employment agreement with Heather Kiessling, our Chief Financial Officer who joined the company effective July 1, 2024.

Paul Mann.

We entered into an executive employment agreement with Mr. Mann in October 2021, which was amended in December 2022 and April 2024, which governs the current terms of his employment with us as Executive Chairman and Chief Executive Officer. Pursuant to the agreement, Mr. Mann is entitled to  a base salary of $520,000 per annum (subject to annual adjustments by the board of directors), a target annual discretionary bonus equal to 100% of his annual base salary, and milestone-based bonuses paid in shares of our Common Stock based on the achievement of revenue milestones. Annual bonuses will be paid in a mixture of cash and Common Stock, as determined by the compensation committee.

Subject to our achievement of $4.167 million in average monthly revenues for a trailing three- month period Mr. Mann will be paid a $1,000,000 bonus. Subject to our achievement of $8.33 million in average monthly revenues for a trailing three-month period Mr. Mann will be paid an additional $1,000,000 bonus. Subject to our achievement of $12.5 million in average monthly revenues for a trailing three-month period Mr. Mann will be paid an additional $1,000,000 bonus. Subject to our achievement of $16.67 million in average monthly revenues for a trailing three-month period Mr. Mann will be paid an additional $1,000,000 bonus. Any earned milestone-based bonuses will be paid within 30 days of the achievement of the applicable revenue goal and the number of vested shares issued to Mr. Mann shall be determined by dividing the $1,000,000 bonus amount by either the then fair market value per share of Common Stock, as determined in good faith by our board of directors, or the closing sale price of our Common Stock on the trading day immediately preceding the applicable payment date, as reported by the principal trading market for our Common Stock.

During his employment, Mr. Mann shall receive an equity award equal to two percent (2%) of the Company’s outstanding common shares as of the company’s immediately preceding fiscal year, which shall be granted on March 1 of each year and vest quarterly over a 12-month period.

Mr. Mann’s employment agreement, as amended, has an initial term of five years ending on April 5, 2029 and will automatically renew for successive one-year periods unless either party provides notice of non-renewal at least three months prior to expiration of the then-current term. Mr. Mann is also entitled to certain severance benefits under the terms of his employment agreement.

Upon a termination of Mr. Mann’s employment for any reason, Mr. Mann is entitled to receive a pro-rata annual bonus for the year of termination.

Upon a termination of Mr. Mann’s employment for any reason other than due to his voluntary resignation without good reason and which does not occur in connection with a change in control, Mr. Mann will receive continued payment of Mr. Mann’s base salary until the end of the then-applicable remaining employment period term and reimbursement of COBRA premiums for up to an 18-month period.

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Upon a termination of Mr. Mann’s employment due to his death, disability, termination without cause, resignation for good reason, or resignation in connection with a change of control, the vesting and exercisability of all equity awards held by Mr. Mann shall immediately accelerate, so that all such equity awards shall be fully vested and exercisable as of the date of his termination. Additionally, upon such termination Mr. Mann’s stock options (as well as any other exercisable equity awards) will remain exercisable until the earlier one year after Mr. Mann’ s termination or the original maximum permitted term of the equity award.

Upon a termination of Mr. Mann’s employment for any reason other than due to his voluntary resignation without good reason and which does not occur in connection with a change in control, Mr. Mann will receive continued payment of Mr. Mann’s base salary until the end of the then-applicable remaining employment period term and reimbursement of COBRA premiums for up to an 18-month period.

Robert Ainscow.

We entered into an executive employment agreement with Robert Ainscow in October 2021 pursuant to which he was appointed as Vice President and Head of Business Development. We entered into amendments to Mr. Ainscow’s employment agreement in September 2022 in connection with his appointment as Interim Chief Financial Officer and in April 2024 in connection with his appointment as Chief Operating Officer and Chief Financial Officer. Pursuant to the agreement (as amended), Mr. Ainscow is entitled to a base salary of $360,000 per annum (subject to annual adjustments by the board of directors), a target annual discretionary bonus equal to 40% of his annual base salary, and milestone-based bonuses paid in shares of our Common Stock based on the achievement of revenue milestones. Annual bonuses will be paid in a mixture of cash and Common Stock, as determined by the compensation committee.

Mr. Ainscow’s employment agreement, as amended, has an initial term of three years ending on April 5, 2027 and will automatically renew for successive one-year periods unless either party provides notice of non-renewal at least three months prior to expiration of the then-current term. Mr. Ainscow is also entitled to certain severance benefits under his employment agreement.

Upon a termination of Mr. Ainscow’s employment for any reason other than due to his voluntary resignation without good reason and which does not occur in connection with a change in control, Mr. Ainscow will receive reimbursement of COBRA premiums for up to an 18-month period.

Upon a termination of Mr. Ainscow’s employment due to his death, disability, or termination without cause, resignation for good reason, or resignation in connection with a change in control the vesting and exercisability of all equity awards held by Mr. Ainscow shall immediately accelerate, so that all such equity awards shall be fully vested and exercisable as of the date of his termination. Additionally, upon such termination Mr. Ainscow’s stock options (as well as any other exercisable equity awards) will remain exercisable until the earlier of one year after Mr. Ainscow’s termination or the original maximum permitted term of the equity award.

Henrik Strydom.

We entered into an executive employment agreement with Henrik Strydom in January 2022 pursuant to which he was appointed as Executive Vice President and Chief Technology Officer. Pursuant to the agreement, Mr. Strydom is entitled to an initial base salary of $240,000 per annum (which will increase to $480,000 per annum when the company has produced 250 grams of commercial product), a target annual discretionary bonus equal to 100% of his annual base salary, and milestone-based bonuses paid in shares of our Common Stock based on the achievement of revenue milestones. Annual bonuses will be paid in a mixture of cash and Common Stock, as determined by the compensation committee.

Subject to our achievement of $4.167 million in average monthly revenues for a trailing three-month period Mr. Strydom will be paid a $250,000 bonus. Subject to our achievement of $8.33 million in average monthly revenues for a trailing three-month period Mr. Strydom will be paid an additional $250,000 bonus. Subject to our achievement of $12.5 million in average monthly revenues for a trailing three-month period Mr. Strydom will be paid an additional $250,000 bonus. Subject to our achievement of $16.67 million in average monthly revenues for a trailing three-month period Mr. Strydom will be paid an additional $250,000 bonus. Any earned milestone-based bonuses will be paid within 30 days of the achievement of the applicable revenue goal and the number of vested shares issued to Mr. Strydom shall be determined by dividing the $250,000 bonus amount by either the then fair market value per share of Common Stock, as determined in good faith by our board of directors, or the closing sale price of our Common Stock on the trading day immediately preceding the applicable payment date, as reported by the principal trading market for our Common Stock.

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Mr. Strydom’s employment agreement has an initial term of one year and will automatically renew for successive one-year periods unless either party provides notice of termination. Mr. Strydom is also entitled to certain severance benefits under his employment agreement.

Upon a termination of Mr. Strydom’s employment for any reason other than due to his voluntary resignation without good reason and which does not occur in connection with a change in control, Mr. Strydom will receive reimbursement of COBRA premiums for up to an 18-month period.

Upon a termination of Mr. Strydom’s employment due to his death, disability, or termination without cause, resignation for good reason, or resignation in connection with a change in control the vesting and exercisability of all equity awards held by Mr. Strydom shall immediately accelerate, so that all such equity awards shall be fully vested and exercisable as of the date of his termination. Additionally, upon such termination Mr. Strydom’s stock options (as well as any other exercisable equity awards) will remain exercisable until the earlier of one year after Mr. Strydom’s termination or the original maximum permitted term of the equity award.

Heather Kiessling.

We entered into an executive employment agreement with Heather Kiessling in June 2024 pursuant to which he was appointed as Chief Financial Officer, effective July 1, 2024.  Pursuant to the agreement, Ms. Kiessling is entitled to an initial base salary of $400,000 per annum (subject to annual adjustments by the board of directors) and a target annual discretionary bonus equal to 50% of her annual base salary. Annual bonuses will be paid in a mixture of cash and Common Stock, as determined by the compensation committee.  The employment agreement also provides that Ms. Kiessling will be awarded an initial grant of 400,000 shares of restricted stock pursuant to the Company’ 2024 Inducement Equity Incentive Plan, which shall vest (subject to compliance with the applicable vesting conditions) in eight equal semi-annual installments over a four-year period beginning on the six-month anniversary of the Transition Date.  The award of 400,000 shares of restricted stock was granted as an inducement material to Ms. Kiessling becoming an employee of the Company, in accordance with Nasdaq Listing Rule 5635(c)(4).  Ms. Kiessling will also be eligible to receive annual equity-based awards pursuant to the Company’s 2022 Equity Incentive Plan.

Ms. Kiessling’s employment agreement has an initial term of one year and will automatically renew for successive one-year periods unless either party provides notice of non-renewal at least three months prior to expiration of the then-current term. Ms. Kiessling is also entitled to certain severance benefits under her employment agreement.

Upon a termination of Ms. Kiessling’s employment for any reason other than due to her voluntary resignation without good reason and which does not occur in connection with a change in control, Mr. Ainscow will receive reimbursement of COBRA premiums for up to an 18-month period.

Upon a termination of Ms. Kiessling’s employment due to her death, disability, or termination without cause after the initial one (1)-year term, resignation for good reason, or resignation in connection with a change in control the vesting and exercisability of all equity awards held by Ms. Kiessling shall immediately accelerate, so that all such equity awards shall be fully vested and exercisable as of the date of her termination. Additionally, upon such termination any stock options held by Ms. Kiessling (as well as any other exercisable equity awards) will remain exercisable until the earlier of one year after Ms. Kiessling’s termination or the original maximum permitted term of the equity award.

CEO Restricted Stock Award in 2023.

On March 1, 2023, we made an award of restricted stock to Mr. Mann pursuant to the terms of his Employment agreement. The shares are subject to time-based vesting and are not subject to further performance-based criteria. Mr. Mann received 718,143 shares of restricted Common Stock (or 2% of the Company’s outstanding common shares as of the Company’s immediately preceding fiscal year). The restricted stock awards will become 25% vested on each June 1, 2023, September 1, 2023, December 1, 2023, and March 1, 2024.

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Health benefits

We provide customary employee benefits to eligible employees, including to our NEOs, including medical, dental and vision benefits, short-term and long-term disability insurance, basic and supplemental life insurance and basic and supplemental accidental death and dismemberment insurance.

Nonqualified deferred compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans.

Perquisites

We generally do not provide perquisites or personal benefits to our NEOs.

Compensatory Actions after Fiscal Year End

As described above, the Chief Executive Officer and Chief Operating Officer are eligible to receive annual bonuses in accordance with the terms of their respective employment agreements, with the amount of such bonus and whether such bonus is paid in cash or stock (or a mix of cash and stock) to be determined by the board of directors in its discretion, based on a recommendation of the compensation committee.  On April 5, 2024, in recognition of the contributions of Paul Mann and Robert Ainscow to the company in 2023, the board of directors approved, based on a recommendation by the compensation committee, a discretionary cash bonus for 2023 of $440,000 and $90,000, respectively.

In addition, on April 5, 2024, the board of directors approved amendments to the employment agreements with Messrs. Mann and Ainscow and Dr. Strydom.  As a result of the amendments to their respective employment agreements, Mr. Mann was appointed Executive Chairman and Chief Executive Officer and Mr. Ainscow was appointed Chief Operating Officer and Chief Financial Officer; and the base salaries of Mr. Mann, Mr. Ainscow and Dr. Strydom were increased to $520,000, $360,000 and $180,000, respectively.

On September 6, 2024, we made an award of restricted stock to Mr. Mann pursuant to the terms of his Employment agreement. Mr. Mann received 978,466 shares of restricted Common Stock (or 2% of the Company’s outstanding common shares as of the Company’s immediately preceding fiscal year), which will become 25% vested on each of June 1, 2024, September 1, 2024, December 1, 2024 and March 1, 2025.  In addition, on September 6, 2024, we made a discretionary award of restricted stock to Mr. Ainscow.  Mr. Ainscow received 300,000 shares of restricted Common Stock, which will vest in equal quarterly installments over a four-year period beginning on the grant date, subject to his continuous service with us as of each such vesting date.

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Outstanding Equity Awards at December 31, 2023

The following table sets forth information regarding outstanding option awards held by our named executive officers as of December 31, 2023.

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Paul Mann	10/4/2021	—		—	—	—	1,500,000	2,685,000
	4/4/2022	216,000	(4)	—	2.00	4/4/2032	—	—
	6/10/2022	519,578	(5)	480,422	2.00	6/10/2032	—	—
	11/15/2022	—		—	—	—	750,000	1,342,500
	12/30/2022	—		—	—	—	—	—
	3/1/2023	—		—	—	—	179,535	321,368
Hendrik Strydom, Ph.D.	6/10/2022	137,688	(5)	127,312	2.00	6/10/2034	—	—
	11/15/2022	—		—	—	—	100,000	179,000
Robert Ainscow	10/4/2021	112,043	(5)	37,957	0.25	4/4/2034	—	—
	4/4/2022	12,000	(4)	—	2.00	4/4/2034	—	—
	6/10/2022	70,143	(5)	64,857	2.00	6/10/2034	—	—
	11/15/2022	—		—	—	—	450,000	805,500

(1)

Option and stock awards granted prior to the Company’s initial public offering in November 2022 were issued pursuant to our 2021 Stock Incentive Plan and option and stock awards granted thereafter were issued pursuant to our 2022 Equity Incentive Plan.

(2)

All of the option awards were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, as determined in good faith by our board of directors or the compensation committee.

(3)

Represents the fair market value of unvested RSAs as of December 31, 2023 based upon the closing market price of our common stock on December 29, 2023, the last trading day of 2023, of $1.79 per share.

(4)	The options became exercisable in a single installment 12 months after the grant date.
(5)	The options vest in 36 equal monthly installments beginning on the last day of month after the grant date, subject to the recipient’s continuous service with us as of each such vesting date.

Hedging and Pledging Prohibitions

As part of our Insider Trading Policy, our employees (including our executive officers) and the non-employee members of our board of directors are prohibited from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding shares of our common stock.

In addition, our employees (including our executive officers) and the non-employee members of our board of directors are prohibited from holding our common stock in a margin account or pledging our securities as collateral for a loan.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table gives information as of December 31, 2023, about shares of our common stock that may be issued upon the exercise of options under our existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	2,766,000	(1)	$1.91	(2)	488,606	(3)
Equity compensation plans not approved by security holders(4)	—		—		—
Total	2,766,000		$1.91		488,606

(1)

Represents 2,766,000 shares of common stock issuable upon the exercise of outstanding stock options that will entitle the holder to one share of common stock for each unit that vests over the holder’s vesting period.

(2)	The weighted-average exercise price is calculated based solely on outstanding stock options and does not include outstanding restricted stock units, which do not have an exercise price.
(3)

Consists of shares of common stock that remain available for future issuance under the Company’s 2022 Equity Incentive Plan (2022 Plan). The 2022 Plan provides for annual increases in the number of shares available for issuance under the 2022 Plan on the first day of each fiscal year beginning in 2023, equal to the lesser of: (i) 5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, and (ii) an amount determined by our board of directors. Accordingly, on January 1, 2024, the number of shares available under the 2022 Plan increased by 2,446,164 shares.

(4)

In June 2024, our Board adopted the 2024 Inducement Equity Incentive Plan, under which we reserved 2,500,000 shares of the Company’s common stock. Stockholder approval of the 2024 Inducement Equity Incentive Plan was not required under Nasdaq Marketplace Rule 5635(c)(4).  The 2024 Inducement Equity Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards (consisting of performance shares or performance units) and other cash-based or stock-based awards exclusively to individuals who were not previously employees or directors of the Company (or following a bona fide period of non-employment), as an inducement material to the individuals’ entry into employment with the Company. The terms of awards under the 2024 Inducement Equity Incentive Plan are substantially similar to those of the 2022 Equity Incentive Plan, including the treatment of awards upon a corporate transaction or change in control.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than the compensation agreements and other arrangements described in the “Executive Compensation” section of this prospectus and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Our Relationship with Klydon Proprietary Limited (“Klydon”)

Dr Hendrik Strydom, one of our directors, previously co-founded and served as Executive Chairperson and Chief Executive Officer, of Klydon. Dr Strydom was one of the controlling shareholders of Klydon through Isotope Separation Technology (Pty) Ltd, a company jointly owned by Dr Ronander and Dr Strydom and the largest shareholder of Klydon.

Exclusive Mo-100 License(superseded and replaced by new license (see “Omnibus Klydon License” below)).On September 30, 2021, our subsidiary, ASP Isotopes South Africa (Proprietary) Limited (“ASP South Africa”), as licensee, entered into a license with Klydon, as licensor, pursuant to which ASP South Africa acquired from Klydon an exclusive license to use, subcontract and sublicense certain intellectual property rights relating to the ASP technology for the development and/or otherwise disposing of the ASP technology and production, distribution, marketing and or sale of Mo-100 isotope produced using the ASP technology (as amended on June 8, 2022, the “Mo-100 license”). The intellectual property rights granted to us through the Mo-100 license included all existing and/or future proprietary rights of Klydon relating to the ASP technology, whether or not such rights have been registered including the copyright, designs, know-how, patents and trademarks (although Klydon currently has no such patents, patent applications or copyrights). The exclusive Mo-100 license was royalty-free, had a term of 999 years and was for the global development of the ASP Technology and production of the Mo-100 Isotope and global for the distribution, marketing and sale of the Mo-100 Isotope. No upfront or other payment was made or is owed in connection with the Mo-100 license. Klydon had the right to terminate the exclusivity of the Mo-100 license in the event that the licensee ceased carrying on activities of Mo-100 enrichment for a period of greater than 24 consecutive months. Klydon had no other rights to terminate the Mo-100 license. Effective July 26, 2022, the parties agreed to terminate the Mo-100 license, which was superseded and replaced by a new license agreement (described under the heading “Omnibus Klydon License” below).

Exclusive U-235 License(superseded and replaced by new license (see “Omnibus Klydon License” below)).On January 25, 2022, ASP South Africa, as licensee, entered into a license with Klydon, as licensor, pursuant to which ASP South Africa acquired from Klydon an exclusive license to use, subcontract and sublicense certain intellectual property rights relating to the ASP technology for the development and/or otherwise disposing of the ASP technology and production, distribution, marketing and or sale of U-235 produced using the ASP (as so amended, the “U-235 license”). The exclusive U-235 license was for the global development of the ASP technology and production of U-235 and global for the distribution, marketing and sale of U-235. In connection with the U-235 license we made an upfront payment of $100,000 and agreed to pay certain royalties (the greater of $50 per k.g. of U-235 and 10% of profits) and a 33% sublicensing revenue share of any cash consideration we may receive for any sublicenses we may grant. Klydon had the right to terminate the exclusivity of the U-235 license in the event that the licensee ceased carrying on activities of U-235 enrichment for a period longer than 24 consecutive months. Klydon had no other rights to terminate the U-235 license. Effective July 26, 2022, the parties agreed to terminate the U-235 license, which was superseded and replaced by a new license agreement (described under the heading “Omnibus Klydon License” below).

Omnibus Klydon License. On July 26, 2022, ASP Isotopes UK Ltd, as licensee, entered into a license agreement with Klydon, as licensor, pursuant to which ASP Isotopes UK Ltd acquired from Klydon an exclusive license to use, develop, modify, improve, subcontract and sublicense certain intellectual property rights relating to the ASP technology for the production, distribution, marketing and sale of all isotopes produced using the ASP technology (the “Klydon license agreement”). The intellectual property rights granted to us through the Klydon license agreement include all existing and/or future proprietary rights of Klydon relating to the ASP technology, whether or not such rights have been registered including the copyright, designs, know-how, patents and trademarks (although Klydon currently has no such patents, patent applications or copyrights). The Klydon license agreement superseded and replaced the Mo-100 license and U-235 license described above. The Klydon license agreement is royalty-free, has a term of 999 years and is worldwide for the development of the ASP technology and the distribution, marketing and sale of isotopes. Future production of isotopes is limited to member countries of the Nuclear Suppliers Group. In connection with the Klydon license agreement we agreed to make an upfront payment of $100,000 (to be included within the payments we make under the Turnkey Contract (described below) and deferred payments of $300,000 over 24 months. Klydon has the right to terminate the exclusivity of the Klydon license agreement in the event that the licensee ceases to carry on activities related to isotope enrichment for a period longer than 24 consecutive months.

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Turnkey Contract.On November 1, 2021, ASP South Africa and Klydon, as the contractor, entered into a contract under which Klydon has been appointed to supply to ASP South Africa a complete turnkey Molybdenum-100 enrichment plant (the “Turnkey Contract”). The activities to be undertaken or performed by Klydon include: taking control of the assets acquired in the Molybdos Business Rescue Auction; the design of a Molybdenum-100 enrichment facility with target manufacturing capability of 20 Kg p.a of 95% and above enriched Molybdenum isotope; the supply of components, equipment and labor required for 20 Kg p.a.; the installation, testing and commissioning of the Molybdenum enrichment plant, including production of targets to be used by customers in cyclotrons; securing all required approvals, regulatory authorizations and other required consents for the operation of the plant; providing training to local ASP Isotopes South Africa (Proprietary) Limited personnel to enable them to operate the plant going forward; and providing warranties in relation to the performance targets of the plant which are required to be met. Klydon will be responsible for liaising with the relevant South African authorities including the South African Non Proliferation Council, the Nuclear Suppliers Group and International Atomic Energy Agency to ensure that the Turnkey Contract and the Molybdenum-100 enrichment plant are compliant with international laws and guidelines. The consideration to be paid by ASP Isotopes South Africa (Proprietary) Limited under the Turnkey Contract is a maximum of $12.8 million, in the following stages: (1) $6.8 million in an initial proof of concept stage (which stage will end at the point of first production of Mo-100); and (2) $6.0 million for increasing production capacity through modular construction (from the expected initial capacity of 5 kg p.a. to 20 kg p.a. of 95% enriched molybdenum-100). As of June 30, 2023 and December 31, 2022, approximately $7,233,000 had been paid under this contract and recorded as construction in progress within property and equipment.

Klydon performed a portion of the services required under the Turnkey Contract; however, services were incomplete and many of the services were not completed within the time frame required. As a result, Klydon and ASP South Africa entered into an Acknowledgement of Debt Agreement dated November 30, 2022, whereby Klydon (i) agreed to pledge its assets (the “Pledged Assets”) to ASP South Africa to secure its performance of the Turnkey Contract by December 31, 2022, and (ii) acknowledged that ASP South Africa would suffer damages in the amount of $6,050,000 (“Damage Amount”) should it fail to perform. Under the Acknowledgement of Debt Agreement, the Pledged Assets would serve as collateral for Klydon’s obligation to pay the Damage Amount should Klydon fail to perform. In connection therewith, also on November 30, 2022, ASP South Africa and Klydon entered into a Deed of Security Agreement whereby, if Klydon failed to complete its obligations under the Turnkey Contract by December 31, 2022, all of Klydon’s rights of any nature to and interests of any nature in the Pledged Assets would be transferred to ASP South Africa. Klydon failed to complete its obligations under the Turnkey Contract by December 31, 2022, however, the Company did not perfect its interests in the assets until April 4, 2023.

Acknowledgement of Debt Agreement. On April 4, 2023, the Company perfected its interest under the Acknowledgement of Debt Agreement, pursuant to which the Company acquired certain intellectual property from Klydon (“Klydon Settlement”). In addition, the Company acquired Klydon's interest in four entities which are inactive and in the process of being dissolved. In conjunction with the Klydon Settlement, the Company recorded an increase to additional paid-in capital for the settlement of all liabilities owed to Klydon at the time of settlement totaling $626,223.

Acquisition of Silicon-28 Plant Assets. On July 26, 2022, we acquired assets comprising a dormant Silicon-28 aerodynamic separation processing plant from Klydon for ZAR 6,000,000 (which at the then current exchange rate was approximately $364,000), which will be payable to Klydon on the later of 180 days of the acquisition and the date on which the assets generate any revenues of any nature.

Chief Scientific Adviser Agreement with Dr Ronander. In January 2022, we entered into an agreement with Dr Einar Ronander pursuant to which he agreed to serve as chief scientific adviser to the board of directors for quarterly payments of $50,000. The agreement has an initial term of one year and will automatically renew for successive one-year periods unless either party provides notice of termination.

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Consulting Agreements with Dr Strydom and Dr Ronander. In January 2022, we entered into consulting agreements with Dr Einar Ronander, who serves as Chief Scientific Adviser to our board of directors, and Dr Hendrik Strydom, one of our directors, pursuant to which each of Dr Ronander and Dr Strydom agreed to assist us in developing the ASP technology for the enrichment of uranium and potentially forming a licensing transaction relating to the enrichment of uranium. In addition, Dr Ronander agreed to assist us obtaining all regulatory approvals and permits for the company’s operations. The consulting agreements had no upfront cash payment or regular payment but provide for cash payments to the consultants in the event that a licensing upfront payment is paid to the company in connection with any type of licensing transaction relating to the enrichment of uranium, with the amount of such cash payments to the consultants to be determined based upon the date of receipt of any such licensing upfront payment: 25% of any licensing upfront payment received within 3 months will be paid to the consultants (75% retained by the company), 15% of any licensing upfront payment received between 3 – 9 months will be paid to the consultants (85% retained by the company), and 5% of any licensing upfront payment received after 9 months will be paid to the consultants (95% retained by the company). The consulting agreements have no fixed term but either party may terminate the consulting agreement (i) without cause upon 30 days’ written notice to the other party or (ii) effective immediately upon written notice to the other party, if the other party breaches the agreement (subject to a 10-day cure period if such breach is capable of cure).

Indemnification Arrangements with Drs Ronander and Strydom. In connection with the other agreements entered into with Dr Einar Ronander and Dr Hendrik Strydom in January 2022, we have agreed to indemnify each of Dr Ronander and Dr Strydom against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including professional fees and reasonable attorneys’ fees, that are incurred by the indemnitees, arising out of any claim by a third party creditor related to an agreement such third party creditor entered into with Klydon, Dr Einar and Dr Strydom and Klydon, and Isotope Separation Technology (Pty) Ltd (the largest shareholder of Klydon, which is owned by Dr Ronander and Dr Strydom) in May 2012 related to, among other things, (i) the sale of shares in Isotope Separation Technology (Pty) Ltd by such third party creditor to Dr Ronander and Dr Strydom and (ii) the acknowledgment of certain loan obligations owed by Klydon to Isotope Separation Technology (Pty) Ltd and such third party creditor and the repayment terms for such loan obligations. Our indemnification obligations under the letter agreements with Dr Ronander and Dr Strydom are subject to a maximum aggregate liability of $3,200,000 (which is approximately the amount that may be owed to the third-party creditor). We are aware of the possibility of claims by the third-party creditor related to the failure by Klydon to make repayment of certain loan obligations under this May 2012 agreement, but no such claim or litigation has been asserted or threatened. We do not believe Klydon, Isotope Separation Technology (Pty) Ltd or any other third party is obligated to provide indemnity against any such claim. We do not believe any payment obligation under our indemnification arrangements with Dr Ronander and Dr Strydom is currently probable.

Advisor Agreement with ChemBridges LLC

We have entered into an Advisor Agreement with ChemBridges LLC dated October 27, 2021. One of our former directors, Sergey Vasnetsov, who resigned from the board in November 2023 and was replaced by Professor Gorley, is the President and owner of ChemBridges LLC. Under the Advisor Agreement, ChemBridges LLC agreed to provide subject matter expertise on a wide range of commercial activity and strategic execution of key global business objectives, including but not limited to the advisory services on strategy, M&A, R&D, organic growth, operational optimization, commercial excellence, IR and corporate governance. Compensation under the Advisor Agreement includes (i) an initial grant of 600,000 shares of restricted Common Stock that vest annually over three years and (ii) an award of Common Stock with a value of $40,000 each quarter for the first 8 calendar quarters following the first anniversary of the Advisor Agreement (totaling $160,000 annually). We issued 600,000 shares of restricted Common Stock that vest quarterly over one year in connection with an amendment to the Advisor Agreement in July 2022. The Advisor Agreement may be terminated by either party without cause upon 180 days advance written notice. We may terminate the Advisor Agreement for material breach of the agreement if not cured after two weeks’ written notice. We will have no obligation to the advisor upon any termination of the agreement except for reimbursement of any unreimbursed expenses and pro-rata vesting of the equity awards issued under the agreement through the effective date of the termination.

On December 12, 2022, the Company entered into a second amendment (the “Amended Advisory Agreement”) to the Advisory Agreement with ChemBridges LLC dated October 27, 2021. Under the terms of the Amended Advisory Agreement, ChemBridges LLC was eligible to receive up to one and a half percent (1.5%) of the number of shares of Common Stock outstanding as of the Company’s immediately preceding fiscal year. The Company agreed to grant shares on March 1 of each year and vest quarterly over a twelve (12) month period.  The Company and ChemBridges LLC subsequently agreed, effective January 1, 2024, to terminate the Company’s obligation to pay ChemBridges LLC 1.5% of the number of shares of Common Stock outstanding as of the Company’s immediately preceding fiscal year.   Effective January 1, 2024, the Company and ChemBridges LLC entered into a new Advisory Agreement,with a term of 24 months, for advisory services on strategy, M&A, R&D, organic growth, operational optimization, commercial excellence, investor relations, and corporate and business communication, and agreed to issue 200,000 shares of restricted stock subject to vesting in four equal semi-annual installments

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Policies and Procedures for Related Party Transactions

Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms furnished to us and the written representations from certain of the reporting persons that no other reports were required during the year ended December 31, 2023, all executive officers, directors and greater than ten-percent beneficial owners complied with the reporting requirements of Section 16(a).

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2025 must be received by us no later than June 20, 2025, which is 120 days prior to the first anniversary of the date the 2024 proxy materials were furnished to stockholders, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the first anniversary of our 2024 Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must meet the requirements in our amended and restated bylaws and be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2025 annual meeting of stockholders, such a proposal must be received by us no earlier than July 23, 2025 and no later than August 22, 2025. However, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and no later than the 90th calendar day prior to such annual meeting or, if later, ten calendar days following the date on which public announcement of the date of the meeting is first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2025 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 25, 2025.

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2023 Annual Report

Our financial statements for our fiscal year ended December 31, 2023, are included in our 2023 Annual Report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our Annual Report are posted on our website at www.aspisotopes.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report, free of charge, by sending a written request to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of the Notice to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of the Notice. If you would like to opt out of this practice for future mailings and receive separate Notices for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate Notice, or if applicable, proxy materials, without charge by sending a written request to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Corporate Secretary or by calling (202) 756-2245. We will promptly send additional copies of the Notice, or if applicable, the proxy materials, upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the Notice can request delivery of a single copy of the Notice by contacting their broker, bank or other intermediary or sending a written request to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Corporate Secretary or by calling (202) 756-2245.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

By Order of the Board of Directors

Paul E. Mann
Chair of the Board
Washington, DC
October 18, 2024

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Exhibit A

QUANTUM LEAP ENERGY LLC

2024 EQUITY INCENTIVE PLAN, AS AMENDED

Qunatum Leap Energy LLC 2024 Equity Incentive Plan			1
1.	Establishment, Purpose and term of Plan		1
	1.1	Establishment	1
	1.2	Purpose	1
	1.3	Term of Plan	1
2.	Definitions and Construction		1
	2.1	Definitions	1
	2.2	Construction	9
3.	Administration		9
	3.1	Administration by the Committee	9
	3.2	Authority of Officers	10
	3.3	Administration with Respect to Insiders	10
	3.4	Powers of the Committee	10
	3.5	Option or SAR Repricing	11
	3.6	Indemnification	12
4.	Shares Subject to Plan		12
	4.1	Maximum Number of Shares Issuable	12
	4.2	Share Counting	12
	4.3	Adjustments for Changes in Capital Structure	13
	4.4	Assumption or Substitution of Awards	13
5.	Eligibility, Participation and Award Limitations		14
	5.1	Persons Eligible for Awards	14
	5.2	Participation in the Plan	14
	5.3	Incentive Stock Option Limitations	14
	5.4	Nonemployee Director Award Limit	15
6.	Stock Options		15
	6.1	Exercise Price	15
	6.2	Exercisability and Term of Options	15
	6.3	Payment of Exercise Price	16
	6.4	Effect of Termination of Service	17
	6.5	Transferability of Options	18
7.	Stock Appreciation Rights		18
	7.1	Types of SARs Authorized	18
	7.2	Exercise Price	18
	7.3	Exercisability and Term of SARs	19
	7.4	Exercise of SARs	19
	7.5	Deemed Exercise of SARs	19
	7.6	Effect of Termination of Service	20
	7.7	Transferability of SARs	20
8.	Restricted Stock Awards		20
	8.1	Types of Restricted Stock Awards Authorized	20
	8.2	Purchase Price	20
	8.3	Purchase Period	21
	8.4	Payment of Purchase Price	21
	8.5	Vesting and Restrictions on Transfer	21

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	8.6	Voting Rights; Dividends and Distributions	21
	8.7	Effect of Termination of Service	22
	8.8	Nontransferability of Restricted Stock Award Rights	22
9.	Restricted Stock Units		22
	9.1	Grant of Restricted Stock Unit Awards	22
	9.2	Purchase Price	22
	9.3	Vesting	22
	9.4	Voting Rights, Dividend Equivalent Rights and Distributions	23
	9.5	Effect of Termination of Service	23
	9.6	Settlement of Restricted Stock Unit Awards	23
	9.7	Nontransferability of Restricted Stock Unit Awards	24
10.	Performance Awards		24
	10.1	Types of Performance Awards Authorized	24
	10.2	Initial Value of Performance Shares and Performance Units	24
	10.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	24
	10.4	Measurement of Performance Goals	25
	10.5	Settlement of Performance Awards	25
	10.6	Voting Rights; Dividend Equivalent Rights and Distributions	27
	10.7	Effect of Termination of Service	27
	10.8	Nontransferability of Performance Awards	28
11.	Cash-Based Awards and Other Common Equity-Based Awards		28
	11.1	Grant of Cash-Based Awards	28
	11.2	Grant of Other Common Equity-Based Awards	28
	11.3	Value of Cash-Based and Other Common Equity-Based Awards	28
	11.4	Payment or Settlement of Cash-Based Awards and Other Common Equity-Based Awards	29
	11.5	Voting Rights; Dividend Equivalent Rights and Distributions	29
	11.6	Effect of Termination of Service	29
	11.7	Nontransferability of Cash-Based Awards and Other Common Equity-Based Awards	29
12.	Standard Forms of Award Agreement		30
	12.1	Award Agreements	30
	12.2	Authority to Vary Terms	30
13.	Change in Control		30
	13.1	Effect of Change in Control on Awards	30
	13.2	Effect of Change in Control on Nonemployee Director Awards	32
	13.3	Federal Excise Tax Under Section 4999 of the Code	32
14.	Compliance with Securities Law		33
15.	Compliance with Section 409A		33
	15.1	Awards Subject to Section 409A	33
	15.2	Deferral and/or Distribution Elections	34
	15.3	Subsequent Elections	34
	15.4	Payment of Section 409A Deferred Compensation	35
16.	Tax Withholding		37
	16.1	Tax Withholding in General	37

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	16.2	Withholding in or Directed Sale of Shares	37
17.	Amendment, Suspension or Termination of Plan		37
18.	Miscellaneous Provisions		38
	18.1	Repurchase Rights	38
	18.2	Forfeiture Events	38
	18.3	Provision of Information	38
	18.4	Electronic Delivery and Participation	39
	18.5	Change in Time Commitment	39
	18.6	Rights as Employee, Consultant or Director	39
	18.7	Rights as a Stockholder	39
	18.8	Delivery of Title to Shares	39
	18.9	Fractional Shares	40
	18.10	Provisions for Non-U.S	40
	18.11	Lock-Up Period	40
	18.12	Data Privacy	40
	18.13	Retirement and Welfare Plans	41
	18.14	Beneficiary Designation	41
	18.15	Severability	41
	18.16	No Constraint on Corporate Action	41
	18.17	Unfunded Obligation	41
	18.18	Choice of Law	41

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QUANTUM LEAP ENERGY LLC

2024 EQUITY INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Quantum Leap Energy LLC 2024 Equity Incentive Plan (the “Plan”) is hereby established effective as of the Effective Date. Certain capitalized terms used herein have the meanings set forth in Section 2 of the Plan.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and the Parent Corporation by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Common Equity-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that any Incentive Stock Option shall be granted, if at all, within ten (10) years from the earlier of the date that the Plan was approved by the Board or the Parent Corporation.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than the Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Managers of the Company (or the board of directors of the Company if the Company is then a corporation).

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

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(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the applicable Participating Company that employs or engages Participant defining such term and, in the absence of such an agreement that contains such term, “Cause” means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement (except with respect to a disclosure protected by applicable law); or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(gg)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

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(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company; provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsections (i), (ii) and (iii) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board. Unless the Board specifically determines otherwise, each member of the Committee shall, at the time it takes any action with respect to an Award under the Plan, be a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” under the rules of any stock exchange on which the Common Equity is listed. However, the fact that a Committee member shall fail to qualify as “non-employee director” or an “independent director” shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.

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(k) “Common Equity” means the shares of common stock or common equity units, as applicable, of the Company, as adjusted from time to time in accordance with Section 4.

(l) “Common Equity Deemed Outstanding” means, at any given time, the sum of (a) the number of shares or units of Common Equity outstanding at such time, plus (b) the number of shares or units of Common Equity issuable upon conversion or exchange of Convertible Securities outstanding at such time, in each case, regardless of whether the Convertible Securities are actually convertible or exercisable at such time. For the avoidance of doubt, Common Equity Deemed Outstanding as of the Effective Date shall include the membership interest of the Parent Corporation and the shares or units of Common Equity issuable upon conversion of the series of the Company’s convertible promissory notes issued as of the Effective Date.

(m) “Company” means Quantum Leap Energy LLC, a Delaware limited liability company, and any successor corporation thereto.

(n) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(o) “Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Equity.

(p) “Director” means a member of the Board.

(q) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(r) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share or unit of Common Equity for each share or unit of Common Equity represented by an Award held by such Participant.

(s) “Effective Date” means the date of the initial closing of the offering of the Company’s convertible promissory notes.

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(t) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Fair Market Value” means, as of any date, the value of a share or unit of Common Equity or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Common Equity is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share or unit of Common Equity shall be the closing price of a share or unit of Common Equity as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Common Equity, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Common Equity has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Equity was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Common Equity is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share or unit of Common Equity shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A and/or Section 422 of the Code to the extent applicable.

(w) “Full Value Award” means any Award settled in Common Equity, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Common Equity-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(x) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

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(y) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(z) “Insider” means an Officer, a Director or other person whose transactions in Common Equity are subject to Section 16 of the Exchange Act.

(aa) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Committee, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other applicable laws.

(bb) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(cc) “Nonemployee Director” means a Director who is not an Employee.

(dd) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(ee) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(ff) “Officer” means any person designated by the Board as an officer of the Company.

(gg) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(hh) “Other Common Equity-Based Award” means an Award denominated in shares or units of Common Equity and granted pursuant to Section 11.

(ii) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

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(jj) “Parent Corporation” means ASP Isotopes Inc., a Delaware corporation and the sole member of the Company as of the Effective Date.

(kk) “Participant” means any eligible person who has been granted one or more Awards.

(ll) “Participating Company” means the Company, the Parent Corporation or any Subsidiary Corporation or Affiliate.

(mm) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(nn) “Performance Award” means an Award of Performance Shares or Performance Units.

(oo) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(pp) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(qq) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(rr) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(ss) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(tt) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(uu) “Post-Termination Exercise Period” means the period following termination of a Participant’s continuous Service within which an Option or SAR is exercisable, as specified in Section 6.4(a).

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(vv) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ww) “Restricted Stock Bonus” means Common Equity granted to a Participant pursuant to Section 8.

(xx) “Restricted Stock Purchase Right” means a right to purchase Common Equity granted to a Participant pursuant to Section 8.

(yy) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share or unit of Common Equity or cash in lieu thereof, as determined by the Committee.

(zz) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(aaa) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share or unit of Common Equity subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share or unit of Common Equity on the date of exercise of the Award over the exercise price thereof.

(bbb) “Section 409A” means Section 409A of the Code.

(ccc) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(ddd) “Securities Act” means the Securities Act of 1933, as amended.

(eee) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

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(fff) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ggg) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(hhh) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(iii) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(jjj) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

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3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares or units of Common Equity, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares or units of Common Equity or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares or units of Common Equity, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares or units of Common Equity, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

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(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards;

(j) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares or units of Common Equity or the share price of the Common Equity including any Change in Control, for reasons of administrative convenience;

(k) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (i) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (i) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares or units of Common Equity, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (iii) any other action that is treated as a repricing under generally accepted accounting principles; and

(l) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5 Option or SAR Repricing. The Committee shall have the authority, without additional approval by the stockholders of the Company, to approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share or unit of Common Equity (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs covering the same or a different number of shares but with an exercise price per share equal to the Fair Market Value per share on the new grant date, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof to the Fair Market Value per share on the date of amendment.

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3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares or units of Common Equity that may be issued under the Plan shall be thirty percent (30%) of the Common Equity Deemed Outstanding as of the Effective Date.

4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares or units of Common Equity acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares or units of Common Equity allocable to the terminated portion of such Award or such forfeited or repurchased shares or units of Common Equity shall again be available for issuance under the Plan. Shares or units of Common Equity shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares or units of Common Equity pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares or units of Common Equity owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 and Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.

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4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in the Common Equity effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Equity (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares or units of Common Equity, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the annual increase set forth in Section 4.1, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion and in accordance with Section 409A and Section 424 of the Code to the extent applicable. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares or units of Common Equity reserved or available hereunder, authorize the issuance or assumption of equity awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code, without reducing the number of shares otherwise available for issuance under the Plan. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.

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5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors, provided, that (a) Incentive Stock Options shall only be available if, at the time the award is granted, the Company is then a corporation, and shall be granted only to Employees (including officers and directors who are also employees) of the Company and (b) Awards other than Incentive Stock Options shall be granted by the Company only to Participants who are Employees, Consultants or Directors and who perform direct services to the Company at the time the award is granted or with respect to which it is reasonably anticipated that the Participant will begin providing direct services within 12 months after the time the Award is granted, or the Company in a chain of corporations or other entities in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, ending with the corporation or other entity that has a controlling interest in the Company for which the Participant performs direct services on the date of grant of the Award or the Company with respect to which it is reasonably anticipated that the Participant will begin providing direct services within 12 months after the date of grant.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares or units of Common Equity that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 50% of the maximum aggregate number of shares or units of Common Equity that may be issued under the Plan. The maximum aggregate number of shares or units of Common Equity that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

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5.4 Nonemployee Director Award Limit. The limitations in this Section 5.4 shall apply commencing with the annual period that begins on the Company’s first Annual Meeting of Stockholders following the date the Company has registered its securities under Section 12(b) or Section 12(g) of the Exchange Act. The aggregate value of all compensation granted or paid (as calculated without giving effect to any compensation payment deferral election or any expense reimbursement payments), as applicable, to any individual for service as a Nonemployee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $600,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such period, $1,000,000 in total value, in each case calculating the value of any Awards based on the grant date fair value of such Awards for financial reporting purposes.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares or units of Common Equity covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share or unit of Common Equity on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share or unit of Common Equity on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

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6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares or units of Common Equity being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise (for Nonstatutory Stock Options); (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) if permitted by the Committee, by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares or units of Common Equity owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares or units of Common Equity unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

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(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee or in an Award Agreement, an Option shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period specified below, or if applicable, such other period provided in the applicable Award Agreement or other written agreement between the Participant and the Company; provided however, in no event may such Option be exercised after expiration of its maximum permitted term as set forth in the Award Agreement evidencing such Option or any earlier date the Option is terminated in connection with a Change in Control (the “Option Expiration Date”), and thereafter shall terminate if not exercised during such period.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated.

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service for any reason other than Cause.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated.

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(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the Post-Termination Exercise Period is prevented by the provisions of Section 14 below or other applicable law, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable Post-Termination Exercise Period, but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares or units of Common Equity subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share or unit of Common Equity on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A.

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7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares or units of Common Equity subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share or unit of Common Equity on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares or units of Common Equity in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares or units of Common Equity, or any combination thereof as determined by the Committee and set forth in the Award Agreement, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares or units of Common Equity, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share or unit of Common Equity on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion. The Company may elect to discontinue the deemed exercise of SARs pursuant to this Section 7.5 at any time upon notice to a Participant or to apply the deemed exercise feature only to certain groups of Participants. The deemed exercise of a SAR pursuant to this Section 7.5 shall apply only to a SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.

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7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee or in an Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares or units of Common Equity subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares or units of Common Equity issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares or units of Common Equity pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares or units of Common Equity subject to a Restricted Stock Award.

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8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares or units of Common Equity being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares or units of Common Equity hereunder and shall promptly present to the Company any and all certificates representing shares or units of Common Equity acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares or units of Common Equity, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares or units of Common Equity or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

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8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares or units of Common Equity pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNITS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares or units of Common Equity issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

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9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares or units of Common Equity represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Common Equity during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Equity, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares or units of Common Equity represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share or unit of Common Equity on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions (including vesting terms) and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares or units of Common Equity or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares or units of Common Equity issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share or unit of Common Equity (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares or units of Common Equity or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement or an Election (as defined in Section 15.2). Notwithstanding the foregoing, the Committee, in its discretion, may provide in an Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares or units of Common Equity or other property otherwise issuable to the Participant pursuant to this Section.

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9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share or unit of Common Equity, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

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10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of objective or subjective business, financial, or individual performance or other performance criteria established by the Committee (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Unless otherwise determined by the Committee no later than the grant of the Performance Award, Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee no later than the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

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(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares or units of Common Equity, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement or an Election. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares or units of Common Equity, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share or unit of Common Equity determined by the method specified in the Award Agreement. Shares or units of Common Equity issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares or units of Common Equity subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

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10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares or units of Common Equity represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Common Equity during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Common Equity, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares or units of Common Equity represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share or unit of Common Equity on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares or units of Common Equity, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares or units of Common Equity or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares or units of Common Equity issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

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10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. CASH-BASED AWARDS AND OTHER COMMON EQUITY-BASED AWARDS.

Cash-Based Awards and Other Common Equity-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Common Equity-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Common Equity-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Common Equity-Based Awards may involve the transfer of actual shares or units of Common Equity to Participants, or payment in cash or otherwise of amounts based on the value of Common Equity and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Common Equity-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Common Equity-Based Award shall be expressed in terms of shares or units of Common Equity or units based on such shares or units of Common Equity, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Common Equity-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

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11.4 Payment or Settlement of Cash-Based Awards and Other Common Equity-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Common Equity-Based Award shall be made in accordance with the terms of the Award, in cash, shares or units of Common Equity or other securities or any combination thereof as the Committee determines and set forth in the Award Agreement. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Common Equity-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares or units of Common Equity represented by Other Common Equity-Based Awards until the date of the issuance of such shares or units of Common Equity (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Common Equity-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Common Equity during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares or units of Common Equity or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Common Equity-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares or units of Common Equity issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Common Equity-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Common Equity-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Common Equity-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Common Equity-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares or units of Common Equity issued in settlement of Cash-Based Awards and Other Common Equity-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares or units of Common Equity are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares or units of Common Equity.

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12. STANDARD FORMS OF AWARD AGREEMENT.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a Company-executed Award Agreement, which execution may be evidenced by electronic means.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. CHANGE IN CONTROL.

13.1 Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Committee at the time of grant of an Award. In the event of a Change in Control, then, notwithstanding any other provision of the Plan, the Committee may take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Change in Control. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants and in each case may make such determination in its discretion and without the consent of any Participant (unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Committee at the time of grant of an Award).

(a) Accelerated Vesting. The Committee may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

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(b) Assumption, Continuation or Substitution. The Committee may arrange for the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), to assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable, with appropriate adjustments in accordance with Section 4.3. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares or units of Common Equity shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share or unit of Common Equity subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share or unit of Common Equity on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares or units of Common Equity); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may provide for the consideration to be received upon the exercise or settlement of the Award, for each share or unit of Common Equity subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Common Equity pursuant to the Change in Control. Any Award or portion thereof which is not assumed, continued, or substituted by the Acquiror in connection with the Change in Control nor exercised prior to the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Assignment or Lapse of Reacquisition or Repurchase Rights. The Committee may arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Equity issued pursuant to the Award to the Acquiror or arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award.

(d) Cancellation. In its discretion, the Committee may cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for no consideration ($0) or such consideration, if any, as determined by the Committee.

(e) Cash-Out of Outstanding Common Equity-Based Awards. The Committee may determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares or units of Common Equity or portion thereof outstanding immediately prior to the Change in Control and not previously exercised shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Common Equity subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share or unit of Common Equity in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share or unit of Common Equity in the Change in Control may be canceled without notice or payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards or, if determined by the Committee and in compliance with Section 409A, as soon as practicable following the date of the Change in Control.

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(f) Adjustments and Earnouts. In making any determination pursuant to this Section 13.1 in the event of a Change in Control, the Committee may, in its discretion, determine that an Award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of the Company’s Common Equity, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.

13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full effective immediately prior to and contingent upon the Change in Control and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b) or otherwise restricted by Section 409A, shall be settled effective immediately prior to the time of consummation of the Change in Control if not exercised prior to the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

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14. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares or units of Common Equity pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Common Equity may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Common Equity, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. COMPLIANCE WITH SECTION 409A.

15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Common Equity-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

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15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A and the Company, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(vi) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

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15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum or commence upon the determination that the Participant has become disabled.

(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

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(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A. The Company reserves the right in its discretion to accelerate the time or schedule of any payment under an Award providing Section 409A Deferred Compensation to the maximum extent permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

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16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares or units of Common Equity, to release shares or units of Common Equity from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares or units of Common Equity issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares or units of Common Equity having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares or units of Common Equity withheld or tendered to satisfy any such tax withholding obligations shall be determined by the Company in accordance with the Company’s withholding procedures and considering any accounting consequences or cost. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholder(s), there shall be (a) no increase in the maximum aggregate number of shares or units of Common Equity that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholder(s) under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Common Equity may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

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18. MISCELLANEOUS PROVISIONS.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares or units of Common Equity hereunder and shall promptly present to the Company any and all certificates representing shares or units of Common Equity acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

(c) No recovery of compensation pursuant to the foregoing provisions will constitute an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason” or for a “constructive termination” or any similar term under any plan or agreement with the Company.

18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to holders of the Common Equity (other than the Parent Corporation).

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18.4 Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Equity (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

18.5 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares, amount of cash, or other property subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

18.6 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.7 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4 or another provision of the Plan.

18.8 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares or units of Common Equity acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares or units of Common Equity credited to the account of the Participant, (b) by depositing such shares or units of Common Equity for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares or units of Common Equity to the Participant in certificate form.

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18.9 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.10 Provisions for Non-U.S. Participants. The Committee may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

18.11 Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any share or unit of Common Equity or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

18.12 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares or units of Common Equity held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any shares or units of Common Equity. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 18.12 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 18.12, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

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18.13 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares or units of Common Equity or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.

18.14 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.15 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.17 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.18 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

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First Amendment

To

Quantum Leap Energy LLC

2024 Equity Incentive Plan

Background

A. Quantum Leap Energy LLC (the “Company”), maintains the Quantum Leap Energy LLC 2024 Equity Incentive Plan (the “Plan”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.

B. The Plan was originally effective as of March 7, 2024, the date of the first closing with respect to the Company’s offering of convertible promissory notes with a stated interest rate of 6.0% for the first year and 8.0% thereafter.

C. The Plan currently authorizes the issuance of up to thirty percent (30%) of the Common Equity Deemed Outstanding as of the Effective Date, and the Company’s board of managers has determined that it is in the best interest of the Company and its sole member to amend the Plan to reduce the maximum aggregate number of shares or units of Common Equity that may be issued under the Plan to fifteen percent (15%) of the Common Equity Deemed Outstanding as of the date hereof.

Amendment

1. Section 4.1 of the Plan shall be deleted in its entirety and replaced with the following:

“4.1 Maximum Number of Shares Issuable.  Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares or units of Common Equity that may be issued under the Plan shall be fifteen percent (15%) of the Common Equity Deemed Outstanding as of the effective date of the First Amendment to the Plan.”

2. Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

The undersigned hereby certifies that the foregoing amendment to the Plan was duly approved and adopted and has executed this First Amendment to the Plan as of September    , 2024.

Quantum Leap Energy LLC

By
Name:
Title:

ANNUAL MEETING OF STOCKHOLDERS OF

ASP ISOTOPES INC.

November 20, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/253072518 (password: aspi2024) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/27081

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20203003000000000000 7 112024

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1.
Proposal 1. Election of directors to serve as Class II directors for a three-year term.

NOMINEES:
- ☐ FOR ALL NOMINEES — ○ Michael Gorley, Ph.D.
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES — ○ Duncan Moore, Ph.D.
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommends a vote FOR Proposal 2.

The Board of Directors recommends a vote FOR Proposal 3.

		FOR	AGAINST	ABSTAIN
Proposal 3.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of ASP Isotopes Inc. for 2024.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3.**

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ASP ISOTOPES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2024

The undersigned stockholder of ASP Isotopes Inc., a Delaware corporation (the "Company"), hereby appoints Paul Mann and Heather Kiessling, and each of them, the proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on November 20, 2024 at 10:00 a.m., Eastern Time, in a virtual-only format at https://web.lumiconnect.com/253072518 (password: aspi2024), and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all proxies possessed by the undersigned if personally present at the meeting.

This proxy, when properly executed, will be voted in the manner directed on the reverse side. If this proxy is executed but no instruction is given, this proxy will be voted “FOR” all the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

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